                                                            File Nos. 333-20621
                                                                      811-08031

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

              Pre-Effective Amendment No.                                    [ ]

              Post-Effective Amendment No. 17                                [X]

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

              Amendment No. 19                                               [X]


                               -----------------

                       SELIGMAN VALUE FUND SERIES, INC.
              (Exact name of registrant as specified in charter)

                               -----------------

                                100 PARK AVENUE
                           NEW YORK, NEW YORK 10017
                   (Address of principal executive offices)

                               -----------------

                Registrant's Telephone Number: 212-850-1864 or
                            Toll Free: 800-221-2450

                               -----------------

                         LAWRENCE P. VOGEL, Treasurer,
                                100 Park Avenue
                           New York, New York 10017
                    (Name and address of agent for service)

                               -----------------

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) [ ] on (date) pursuant to paragraph (a)(1)

[X] on May 1, 2006 pursuant to paragraph (b)          [ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] 60 days after filing pursuant to paragraph (a)(1) [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     PROSPECTUS

                                                                    May 1, 2006

Seligman
Value Fund Series, Inc.


          A Value Approach to Seeking Long-Term Capital Appreciation

.. Large-Cap Value Fund

.. Smaller-Cap Value Fund
The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in the Funds should considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

EQVA1 5/2006

                                  managed by
[LOGO]
J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents



     LARGE-CAP VALUE FUND

           Investment Objective........................................  1

           Principal Investment Strategies.............................  1

           Principal Risks.............................................  2

           Portfolio Holdings..........................................  3

           Past Performance............................................  3

           Fees and Expenses...........................................  5

     SMALLER-CAP VALUE FUND

           Investment Objective........................................  6

           Principal Investment Strategies.............................  6

           Principal Risks.............................................  7

           Portfolio Holdings..........................................  8

           Past Performance............................................  8

           Fees and Expenses........................................... 10

     Management........................................................ 11

     SHAREHOLDER INFORMATION

           Deciding Which Class of Shares to Buy....................... 15

           Pricing of Fund Shares...................................... 20

           Opening Your Account........................................ 21

           How to Buy Additional Shares................................ 22

           How to Exchange Shares Among the Seligman Mutual Funds...... 22

           How to Sell Shares.......................................... 23

           Important Policies That May Affect Your Account............. 24

           Frequent Trading of Fund Shares............................. 25

           Dividends and Capital Gain Distributions.................... 26

           Taxes....................................................... 27

           The Seligman Mutual Funds................................... 28

     FINANCIAL HIGHLIGHTS.............................................. 30

     HOW TO CONTACT US................................................. 36

     FOR MORE INFORMATION.................................back cover.......

Large-Cap Value Fund


The Fund is a separate fund of Seligman Value Fund Series, Inc. (the "Series").


Investment Objective

The Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to pursue its investment objective:

The Fund generally invests at least 80% of its net assets in the common stocks of "value" companies with large market capitalization ($4 billion or more) at the time of purchase by the Fund.

The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

..  A low price-to-earnings and/or low price-to-book ratio

..  Positive change in senior management

..  Positive corporate restructuring

..  Temporary setback in price due to factors that no longer exist


  VALUE COMPANIES:

  Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.


The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests and continually monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Fund generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Fund invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including, preferred stock, stock convertible into or exchangeable for such securities, and common stock purchase rights and warrants. The Fund may also invest in American Depositary Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.


The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

The Fund's Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Fund's performance than if the Fund held a larger number of securities. The Fund may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Fund may invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. To the extent that an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected. This effect may be heightened because the Fund holds a smaller number of securities.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.


If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's return will therefore be lower.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


Portfolio Holdings

A description of the Series' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance


The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund's classes compares to four widely-used measures of performance.


The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The Fund's average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


CLASS A ANNUAL TOTAL RETURNS


                                    [CHART]


 1998     1999      2000     2001      2002      2003     2004     2005
------   -------   ------   -------   -------   ------   ------   -------
11.57%   (2.68)%   29.09%   (9.85)%   (30.85)%  36.29%   15.69%    10.08%




             Best quarter return: 21.69% - quarter ended 6/30/03.


            Worst quarter return: (25.24)% - quarter ended 9/30/02.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                        CLASS A,
                                                                         B AND D     CLASS C   CLASS R
                                                                          SINCE       SINCE     SINCE
                                                            ONE   FIVE  INCEPTION   INCEPTION INCEPTION
                                                            YEAR  YEAR   4/25/97     5/27/99   4/30/03
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Return before taxes                                         4.84% 0.60%   7.45%         n/a       n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         4.84  0.44    7.11          n/a       n/a
-------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares 3.15  0.42    6.35          n/a       n/a
-------------------------------------------------------------------------------------------------------
CLASS B                                                     4.31  0.43    7.32/(1)/     n/a       n/a
-------------------------------------------------------------------------------------------------------
CLASS C                                                     7.17  0.60     n/a         2.84%      n/a
-------------------------------------------------------------------------------------------------------
CLASS D                                                     8.32  0.82    7.23          n/a       n/a
-------------------------------------------------------------------------------------------------------
CLASS R                                                     8.81   n/a     n/a          n/a     20.87%
-------------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX                                    7.05  5.28    9.90        10.93     18.28
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX                                               4.90  0.54    7.44         1.15     14.24
-------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS AVERAGE                        5.72  3.10    7.41/(2)/    3.37     15.81
-------------------------------------------------------------------------------------------------------
LIPPER MULTI-CAP VALUE FUNDS AVERAGE                        6.37  5.42    8.63/(2)/    5.48     17.88
-------------------------------------------------------------------------------------------------------

-------------

The Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average (collectively, the "Lipper Averages"), the Russell 1000 Value Index and the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes. The S&P 500 Index and the Russell 1000 Value Index exclude the effect of fees, sales charges and taxes. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (large-cap value segment of the US equity universe) with lower price-to-book ratios and higher forecasted growth values. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. The Lipper Large-Cap Value Funds Average measures the performance of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.5 billion at December 31, 2005). The Lipper Multi-Cap Value Funds Average measures the performance of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Large-cap value funds typically have below average price-to-earning ratio, price-to-book ratio, and three-year sales-per-growth value compared to the S&P 500 Index. Multi-cap value funds typically have been 25% to 75% of their assets invested in companies with market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.5 billion at December 31, 2005). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value compared to the S&P SuperComposite 1500 Index. As of the date of this Prospectus, Lipper classifies the Fund as a Multi-Cap Value Fund. Investors cannot invest directly in an average or an index.
(1)Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.
(2)From April 24, 1997.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS A    CLASS B CLASS C CLASS D CLASS R
--------------------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                               4.75%          5%      2%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)           4.75%/(1)/  none       1%   none    none
--------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is
   less)                                                                        none/(1)/      5%      1%      1%      1%
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                 0.80%       0.80%   0.80%   0.80%   0.80%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                        0.25%       1.00%   1.00%   1.00%   0.50%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                  0.56%       0.56%   0.56%   0.56%   0.56%
--------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            1.61%       2.36%   2.36%   2.36%   1.86%
--------------------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $631         $ 959        $1,309         $2,295
                    ---------------------------------------------------------------------
                    Class B         739         1,036         1,460          2,510+
                    ---------------------------------------------------------------------
                    Class C         436           829         1,348          2,769
                    ---------------------------------------------------------------------
                    Class D         339           736         1,260          2,696
                    ---------------------------------------------------------------------
                    Class R         289           585         1,006          2,180
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $631          $959        $1,309         $2,295
                    ---------------------------------------------------------------------
                    Class B         239           736         1,260          2,510+
                    ---------------------------------------------------------------------
                    Class C         337           829         1,348          2,769
                    ---------------------------------------------------------------------
                    Class D         239           736         1,260          2,696
                    ---------------------------------------------------------------------
                    Class R         189           585         1,006          2,180
                    ---------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Smaller-Cap Value Fund

The Fund is a separate fund of the Series.

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to pursue its investment objective:

The Fund generally invests at least 80% of its net assets in the common stock of "value" companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund.

The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

..  A low price-to-earnings and/or low price-to-book ratio

..  Positive change in senior management

..  Positive corporate restructuring

..  Temporary setback in price due to factors that no longer exist


  VALUE COMPANIES:

  Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.


The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests and continually monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Fund generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Fund invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including, preferred stock, stock convertible into or exchangeable for such securities, and common stock purchase rights and warrants. The Fund may also invest in American Depositary Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.


The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Fund holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Fund's performance than if the Fund held a larger number of securities. The Fund may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Fund may invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected. This effect may be heightened because the Fund holds a smaller number of securities.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.


If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's return will therefore be lower.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


Portfolio Holdings

A description of the Series' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund's classes compares to three widely-used measures of performance.


The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The Fund's average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.



CLASS A ANNUAL TOTAL RETURNS

                                    [CHART]


  1998      1999    2000     2001     2002      2003     2004    2005
--------   -----   ------   ------   -------   ------   ------  ------
(18.81)%   1.00%   26.55%   16.18%   (17.45)%  48.96%   20.58%  (3.08)%




             Best quarter return : 25.14% - quarter ended 6/30/03.


            Worst quarter return: (24.76)% - quarter ended 9/30/98.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                           CLASS A,
                                                                            B AND D      CLASS C   CLASS R
                                                                             SINCE        SINCE     SINCE
                                                             ONE     FIVE  INCEPTION    INCEPTION INCEPTION
                                                             YEAR    YEAR   4/25/97      5/27/99   4/30/03
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
Return before taxes                                         (7.70)%  9.72%    9.78%         n/a       n/a
-----------------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (8.08)   9.54     9.64          n/a       n/a
-----------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (4.53)   8.46     8.65          n/a       n/a
-----------------------------------------------------------------------------------------------------------
CLASS B                                                     (8.51)   9.67     9.68/(1)/     n/a       n/a
-----------------------------------------------------------------------------------------------------------
CLASS C                                                     (5.66)   9.73      n/a        10.45%      n/a
-----------------------------------------------------------------------------------------------------------
CLASS D                                                     (4.78)   9.94     9.59          n/a       n/a
-----------------------------------------------------------------------------------------------------------
CLASS R                                                     (4.33)    n/a      n/a          n/a     19.70%
-----------------------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX                                     4.71   13.54    12.73        13.21     24.54
-----------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS AVERAGE                          6.42    9.15    11.00/(2)/   11.07     23.25
-----------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS AVERAGE                         6.14   13.72    12.14/(2)/   13.34     24.27
-----------------------------------------------------------------------------------------------------------

-------------

The Russell 2000 Value Index, and the Lipper Small-Cap Value Funds Average and the Lipper Small-Cap Core Funds Average (collectively, the "Lipper Averages") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes, and the Russell 2000 Value Index excludes the effect of fees, sales charges and taxes. The Russell 2000 Value Index measures the performance of those Russell 2000 companies (small-cap value segment of the US equity universe) with lower price-to-book ratios and lower forecasted growth values. The Lipper Averages measure the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.4 billion as of December 31, 2005). Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. As of the date of this Prospectus, Lipper classifies the Fund as a Small-Cap Core Fund. Investors cannot invest directly in an average or an index.
(1)Returns from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception.
(2)From April 24, 1997.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS B CLASS C CLASS D CLASS R
--------------------------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          5%      2%      1%      1%
--------------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/  none       1%   none    none
--------------------------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      5%      1%      1%      1%
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       1.00%       1.00%   1.00%   1.00%   1.00%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.25%       1.00%   1.00%   1.00%   0.50%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.51%       0.51%   0.51%   0.51%   0.51%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.76%       2.51%   2.51%   2.51%   2.01%
--------------------------------------------------------------------------------------------------------------------------------

-------------
(1) Ifyou buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $645        $1,003        $1,384         $2,450
                    ---------------------------------------------------------------------
                    Class B         754         1,082         1,535          2,662+
                    ---------------------------------------------------------------------
                    Class C         451           874         1,422          2,917
                    ---------------------------------------------------------------------
                    Class D         354           782         1,335          2,846
                    ---------------------------------------------------------------------
                    Class R         304           630         1,083          2,338
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $645        $1,003        $1,384         $2,450
                    ---------------------------------------------------------------------
                    Class B         254           782         1,335          2,662+
                    ---------------------------------------------------------------------
                    Class C         352           874         1,422          2,917
                    ---------------------------------------------------------------------
                    Class D         254           782         1,335          2,846
                    ---------------------------------------------------------------------
                    Class R         204           630         1,083          2,338
                    ---------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Management

The Board of Directors provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $11.8 billion in assets as of March 31, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2006 of approximately $8.4 billion.

Each Fund pays Seligman a fee for its management services. The fee is based on a percentage of each Fund's average daily net assets. For the year ended December 31, 2005, the management fee paid by the Large-Cap Value Fund to Seligman was equal to an annual rate of 0.80% of the Fund's average daily net assets. For the same period, the management fee paid by the Smaller-Cap Value Fund to Seligman was equal to an annual rate of 1.00% of the Fund's average daily net assets.

A discussion regarding the basis for the Series' Board of Directors' approval of the investment management agreement between the Series (on behalf of each Fund) and Seligman is available in each Fund's annual report, dated December 31.


PORTFOLIO MANAGEMENT


The Funds are managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. Mr. Eigen, a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc., is Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of each Fund. Mr. Eigen is also Vice President of Seligman Portfolios, Inc. and C0-Portfolio Manager of its Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio.


Mr. Richard S. Rosen, a Managing Director of Seligman, is Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of each Fund. Mr. Rosen is also Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Funds, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Funds.


The Series' Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers and each Portfolio Manager's ownership of securities of each Fund.



AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:

The Funds' distributor; responsible for accepting orders for purchases and sales of Fund shares.


Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
The Funds' shareholder service agent; provides shareholder account services to the Funds at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager and has not found any improper trading activity by Seligman employees.


Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy


Each of the Funds' Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:


..  The amount you plan to invest.


.. How long you intend to remain invested in a Fund, or another Seligman mutual fund.

.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.


.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Series' Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:


Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. This program also applies separately to Class C shares. Accordingly, for the purpose of determining eligibility for a Breakpoint Discount with respect to Class C shares, no other share class will be aggregated with Class C shares. Please see Class C sales charge schedule of Breakpoint discounts below.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series' Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Series' Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.


INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Series, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.


Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series' Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with each Fund's distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to each Fund or its directors or trustees who regularly provide advice and services to a Fund, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.


If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


For more information about those who can purchase shares of a Fund without a sales charge, and other relevant information, please consult the Series' Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.


CLASS B
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A declining CDSC on shares sold within 6 years of purchase:

                   YEARS SINCE PURCHASE                  CDSC
                   ------------------------------------------
                   Less than 1 year                       5%
                   ------------------------------------------
                   1 year or more but less than 2 years   4
                   ------------------------------------------
                   2 years or more but less than 3 years  3
                   ------------------------------------------
                   3 years or more but less than 4 years  3
                   ------------------------------------------
                   4 years or more but less than 5 years  2
                   ------------------------------------------
                   5 years or more but less than 6 years  1
                   ------------------------------------------
                   6 years or more                        0
                   ------------------------------------------

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.



Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g., over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

.. Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
   Less than $100,000              1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
   $100,000 - $249,999             0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
   $250,000 - $999,999             0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

When purchasing shares through certain financial intermediaries listed in the Series' Statement of Additional Information investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.


In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Series' Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule through a Right of Accumulation and a Letter of Intent, as described above. For the purpose of determining eligibility for a Breakpoint Discount under a Right of Accumulation or Letter of Intent in respect of Class C shares, no other share class will be aggregated with Class C shares.

CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of a Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

CLASS R**
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  Annual 12b-1 fee (for distribution and shareholder services) of 0.50%


.. A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of a Fund.


.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------

**Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.


Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of a Fund or otherwise provide services to a Fund. For more details regarding such payments, please consult the Series' Statement of Additional Information.


The Series has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class of the Funds to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.


Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Series' Board of Directors believes that no conflict of interest currently exists between the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held shares of the other Seligman mutual fund since the date you originally purchased the shares of a Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of such Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors of the Series; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC will be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series' Statement of Additional Information or www.seligman.com.


Pricing of Fund Shares

When you buy or sell shares of a Fund, you do so at the applicable Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Series has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of the Class A shares of a Fund.


Securities owned by the Funds are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series' Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

Each Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D" and "--Class R."


To make your initial investment in a Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to a Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.


The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.


  YOU MAY BUY SHARES OF THE FUNDS FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.


You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and check for the fee to SDC at:

Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759

Share certificates representing shares of the Funds are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.


If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.



How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy each Fund's shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy each Fund's shares.


Dividends From Other Investments. You may have your dividends from other companies invested in either Fund. (Dividend checks must include your name, account number, Fund name and class of shares).


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information. The Funds may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds


You may sell a Fund's shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy a Fund's shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy the same Class shares of either Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.


If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically within 2 business days after your shares are sold).


You may sell shares to a Fund through an authorized dealer or your financial advisor. The Funds does not charge any fees or expenses, other than any applicable CDSC for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.


You may always send a written request to sell Fund shares; however, it may take longer to get your money.


To protect you and the Funds, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Funds will require:


..  A signed, written redemption request;

..  Telephone confirmation; and

..  A medallion signature guarantee.


  MEDALLION SIGNATURE GUARANTEE:


  Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non- medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;

..  an executor or administrator;

..  a trustee or custodian; or

..  in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in either Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.


Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); or


.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:


.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

..  Exchange shares between Seligman mutual funds;


..  Change dividend and/or capital gain distribution options;


..  Change your address; or


..  Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).


Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;


..  IRAs may only exchange Fund shares or request address changes by phone; and


.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.


The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.


Reinstatement Privilege

If you sell either Fund's shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of that Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.


Frequent Trading of Fund Shares


As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If a Fund, Seligman Advisors (the Funds' distributor) or SDC (the Funds' shareholder service agent) (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the

Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of such Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.


To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder a Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.


Investors who purchase shares of a fund that invests in small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Smaller-Cap Value Fund.

Dividends and Capital Gain Distributions


Each Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. The Large-Cap Value Fund has net capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforwards.

  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own either Fund's shares in a Seligman tax-deferred retirement plan.


If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes


The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Funds are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.


You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time that Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------
SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.


Seligman Emerging Markets Fund
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.


LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund
Seeks long-term capital appreciation.

Seligman International Growth Fund
Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund
Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------


Seligman High-Yield Fund
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Investment Grade Fixed Income Fund
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.


MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

         California           Louisiana            New Jersey
         . High-Yield         Maryland             New York
         . Quality            Massachusetts        North Carolina
         Colorado             Michigan             Ohio
         Florida              Minnesota            Oregon
         Georgia              Missouri             Pennsylvania
                                                   South Carolina

* A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2025
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core
Seeks capital appreciation and preservation of capital with current income.

Financial Highlights

LARGE-CAP VALUE FUND


The tables below are intended to help you understand the financial performance of the Fund's Classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



CLASS A
----------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------
                                                            2005     2004    2003     2002    2001
----------------------------------------------------------------------------------------------------
PER SHARE DATA:
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $11.62  $10.07   $ 7.45   $10.86  $12.16
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                       0.04    0.06     0.07     0.07    0.06
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments      1.13    1.52     2.63   (3.42)  (1.26)
----------------------------------------------------------------------------------------------------
Total from investment operations                              1.17    1.58     2.70   (3.35)  (1.20)
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                         --#  (0.03)   (0.08)   (0.06)  (0.06)
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                  --      --       --       --  (0.04)
----------------------------------------------------------------------------------------------------
Total distributions                                             --  (0.03)   (0.08)   (0.06)  (0.10)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                                $12.79  $11.62   $10.07   $ 7.45  $10.86
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                10.08%  15.69%o  36.29% (30.85)% (9.85)%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                   $104,699 $86,128  $78,428  $61,769 $98,317
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.61%   1.62%    1.66%    1.61%   1.46%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         0.36%   0.54%    0.89%    0.71%   0.59%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     29.85%  16.73%   19.09%   24.32%  17.57%
----------------------------------------------------------------------------------------------------

-------------
See footnotes on page 35.

CLASS B
------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------
                                                             2005     2004    2003     2002     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $11.28   $9.83    $7.28   $10.60   $11.90
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                               (0.04)  (0.02)     0.01   (0.01)   (0.02)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments       1.09    1.47     2.55   (3.31)   (1.24)
------------------------------------------------------------------------------------------------------
Total from investment operations                               1.05    1.45     2.56   (3.32)   (1.26)
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                           --      --   (0.01)       --       --
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                   --      --       --       --   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                              --      --   (0.01)       --   (0.04)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $12.33  $11.28    $9.83   $ 7.28   $10.60
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  9.31%  14.75%o  35.23% (31.32)% (10.58)%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                      $50,508 $58,347  $62,146  $55,420  $91,576
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       2.36%   2.37%    2.42%    2.39%    2.21%
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (0.39)% (0.20)%    0.13%  (0.07)%  (0.16)%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      29.85%  16.73%   19.09%   24.32%   17.57%
------------------------------------------------------------------------------------------------------



CLASS C
------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------
                                                             2005     2004    2003     2002     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $11.28   $9.83    $7.28   $10.60   $11.90
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                               (0.04)  (0.02)     0.01   (0.01)   (0.02)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments       1.08    1.47     2.55   (3.31)   (1.24)
------------------------------------------------------------------------------------------------------
Total from investment operations                               1.04    1.45     2.56   (3.32)   (1.26)
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                           --      --   (0.01)       --       --
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                   --      --       --       --   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                              --      --   (0.01)       --   (0.04)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $12.32  $11.28    $9.83   $ 7.28   $10.60
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  9.22%  14.75%o  35.23% (31.32)% (10.58)%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                      $37,981 $39,117  $39,764  $38,439  $66,951
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       2.36%   2.37%    2.42%    2.39%    2.21%
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets (0.39)% (0.21)%    0.13%  (0.07)%  (0.16)%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      29.85%  16.73%   19.09%   24.32%   17.57%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 35.

CLASS D                                                                                          CLASS R
--------------------------------------------------------------------------------------  --------------------------
                                                                                          YEAR ENDED      4/30/03*
                                                    YEAR ENDED DECEMBER 31,              DECEMBER 31,       TO
                                           ------------------------------------------   -------------    12/31/03
                                            2005     2004    2003     2002     2001      2005    2004   ----------
--------------------------------------------------------------------------------------  ----------------
PER SHARE DATA:
--------------------------------------------------------------------------------------  --------------------------
Net asset value, beginning of period        $11.27  $ 9.82    $7.27   $10.59   $11.89   $11.62 $10.08     $ 7.75
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income (loss)              (0.04)  (0.02)     0.01   (0.01)   (0.02)     0.01   0.03       0.04
--------------------------------------------------------------------------------------  --------------------------
  Net realized and unrealized gain (loss)
   on investments                             1.08    1.47     2.55   (3.31)   (1.24)     1.13   1.51       2.37
--------------------------------------------------------------------------------------  --------------------------
Total from investment operations              1.04    1.45     2.56   (3.32)   (1.26)     1.14   1.54       2.41
--------------------------------------------------------------------------------------  --------------------------
Less distributions:
  Dividends from net investment
   income                                       --      --   (0.01)       --       --       --     --     (0.08)
--------------------------------------------------------------------------------------  --------------------------
  Distributions from net realized
   capital gain                                 --      --       --       --   (0.04)       --     --         --
--------------------------------------------------------------------------------------  --------------------------
Total distributions                             --      --   (0.01)       --   (0.04)       --     --     (0.08)
--------------------------------------------------------------------------------------  --------------------------
Net asset value, end of period              $12.31  $11.27    $9.82   $ 7.27   $10.59   $12.76 $11.62     $10.08
--------------------------------------------------------------------------------------  --------------------------
TOTAL RETURN                                 9.32%  14.77%o  35.28% (31.35)% (10.59)%    9.81% 15.28%oo   31.15%
--------------------------------------------------------------------------------------  --------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------  --------------------------
Net assets, end of period (000's omitted)  $34,084 $31,797  $26,477  $23,176  $39,392   $1,326   $731         $2
--------------------------------------------------------------------------------------  --------------------------
Ratio of expenses to average net assets      2.36%   2.37%    2.42%    2.39%    2.21%    1.86%  1.87%      1.85%+
--------------------------------------------------------------------------------------  --------------------------
Ratio of net investment income (loss) to
 average net assets                        (0.39)% (0.20)%    0.13%  (0.07)%  (0.16)%    0.11%  0.29%      0.66%+
--------------------------------------------------------------------------------------  --------------------------
Portfolio turnover rate                     29.85%  16.73%   19.09%   24.32%   17.57%   29.85% 16.73%     19.09%++
--------------------------------------------------------------------------------------  --------------------------

-------------
See footnotes on page 35.

Financial Highlights

SMALLER-CAP VALUE FUND


The tables below are intended to help you understand the financial performance of the Fund's Classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



CLASS A
-----------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------
                                                            2005     2004     2003     2002    2001
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $16.78   $14.30    $9.60   $11.63  $10.01
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                       (0.16)   (0.07)   (0.11)   (0.12)  (0.10)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.37)     2.99     4.81   (1.91)    1.72
-----------------------------------------------------------------------------------------------------
Total from investment operations                            (0.53)     2.92     4.70   (2.03)    1.62
-----------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized capital gain              (0.43)   (0.44)       --       --      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                                $15.82   $16.78   $14.30    $9.60  $11.63
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                               (3.08)%  20.58%o   48.96% (17.45)%  16.18%
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                   $173,612 $167,173 $117,200  $68,082 $70,241
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.76%    1.75%    1.81%    1.88%   1.75%
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets         (1.01)%  (0.44)%  (1.14)%  (1.16)% (0.91)%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     25.06%   32.70%   26.48%   32.45%  38.37%
-----------------------------------------------------------------------------------------------------

-------------
See footnotes on page 35.

CLASS B
-----------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------
                                                           2005     2004    2003                         2002    2001
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $15.84  $13.63   $ 9.22                       $11.26  $ 9.76
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                      (0.26)  (0.17)   (0.21)                       (0.20)  (0.17)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.36)    2.82     4.62                       (1.84)    1.67
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (0.62)    2.65     4.41                       (2.04)    1.50
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized capital gain             (0.43)  (0.44)       --                           --      --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $14.79  $15.84   $13.63                       $ 9.22  $11.26
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              (3.84)%  19.61%o  47.83%                     (18.12)%  15.37%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                   $55,686 $92,034  $86,427                      $65,317 $71,088
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.51%   2.50%    2.56%                        2.63%   2.50%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets        (1.76)% (1.19)%  (1.89)%                      (1.91)% (1.66)%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    25.06%  32.70%   26.48%                       32.45%  38.37%
-----------------------------------------------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------
                                                           2005     2004    2003                         2002    2001
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $15.84  $13.63   $ 9.22                       $11.26  $ 9.76
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                      (0.26)  (0.17)   (0.19)                       (0.20)  (0.17)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.35)    2.82     4.60                       (1.84)    1.67
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (0.61)    2.65     4.41                       (2.04)    1.50
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized capital gain             (0.43)  (0.44)       --                           --      --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $14.80  $15.84   $13.63                       $ 9.22  $11.26
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              (3.78)%  19.61%o  47.83%                     (18.12)%  15.37%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                   $37,876 $44,185  $31,832                      $20,316 $17,123
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.51%   2.50%    2.56%                        2.63%   2.50%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets        (1.76)% (1.19)%  (1.89)%                      (1.91)% (1.66)%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    25.06%  32.70%   26.48%                       32.45%  38.37%
-----------------------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 35.

CLASS D                                                                                       CLASS R
----------------------------------------------------------------------------------  ---------------------------
                                                                                                       4/30/03*
                                                 YEAR ENDED DECEMBER 31,              DECEMBER 31,       TO
                                        -----------------------------------------   ---------------   12/31/03
                                           2005     2004    2003     2002    2001      2005     2004 ----------
----------------------------------------------------------------------------------  -----------------
PER SHARE DATA:
----------------------------------------------------------------------------------  ---------------------------
Net asset value, beginning of period     $15.84  $13.63   $ 9.22   $11.26  $ 9.76    $16.73  $14.31    $10.27
----------------------------------------------------------------------------------  ---------------------------
Income (loss) from investment
 operations:
  Net investment loss                    (0.26)  (0.17)   (0.20)   (0.20)  (0.17)    (0.20)  (0.11)    (0.11)
----------------------------------------------------------------------------------  ---------------------------
  Net realized and unrealized gain
   (loss) on investments                 (0.36)    2.82     4.61   (1.84)    1.67    (0.38)    2.97      4.15
----------------------------------------------------------------------------------  ---------------------------
Total from investment operations         (0.62)    2.65     4.41   (2.04)    1.50    (0.58)    2.86      4.04
----------------------------------------------------------------------------------  ---------------------------
Less distributions:
  Distributions from net realized
   capital gain                          (0.43)  (0.44)       --       --      --    (0.43)  (0.44)        --
----------------------------------------------------------------------------------  ---------------------------
Net asset value, end of period           $14.79  $15.84   $13.63   $ 9.22  $11.26    $15.72  $16.73    $14.31
----------------------------------------------------------------------------------  ---------------------------
TOTAL RETURN                            (3.84)%  19.61%o  47.83% (18.12)%  15.37%   (3.39)%  20.15%o   39.34%
----------------------------------------------------------------------------------  ---------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------  ---------------------------
Net assets, end of period
 (000's omitted)                        $55,187 $61,889  $42,763  $30,335 $33,025    $3,156  $1,903        $2
----------------------------------------------------------------------------------  ---------------------------
Ratio of expenses to average net assets   2.51%   2.50%    2.56%    2.63%   2.50%     2.01%   2.00%     2.03%+
----------------------------------------------------------------------------------  ---------------------------
Ratio of net investment loss to average
 net assets                             (1.76)% (1.19)%  (1.89)%  (1.91)% (1.66)%   (1.26)% (0.69)%   (1.38)%+
----------------------------------------------------------------------------------  ---------------------------
Portfolio turnover rate                  25.06%  32.70%   26.48%   32.45%  38.37%    25.06%  32.70%    26.48%++
----------------------------------------------------------------------------------  ---------------------------

-------------

 *Commencement of offering of shares.
 oExcluding the effect of payments received from Seligman (as described in the notes to the financial statements), total returns for the Funds would have been as follows:

                      LARGE-CAP VALUE FUND SMALLER-CAP VALUE FUND
              ---------------------------------------------------
              Class A        15.68%                20.57%
              ---------------------------------------------------
              Class B        14.74                 19.60
              ---------------------------------------------------
              Class C        14.74                 19.60
              ---------------------------------------------------
              Class D        14.76                 19.60
              ---------------------------------------------------
              Class R        15.27                 20.14
              ---------------------------------------------------

  #Less than "+" or "-" $0.01 per share.

  +Annualized.
 ++For the year ended December 31, 2003.

How to Contact Us


THE FUNDS............................ Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTIONS, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information


The information below is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about the Fund's investments. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's internet site: www.sec.gov.


Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


SEC File Number:  811-08031

                                    [GRAPHIC]
Go paperless -
sign up for E-Delivery
at www.seligman.com

                                                                     PROSPECTUS

                                                                    May 1, 2006

                                                                 Class I Shares
Seligman
Value Fund Series, Inc.

          A Value Approach to Seeking Long-Term Capital Appreciation

.. Large-Cap Value Fund

.. Smaller-Cap Value Fund
The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Funds should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

EQVA1 5/2006 CI

                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents



     LARGE-CAP VALUE FUND

           Investment Objective........................................  1

           Principal Investment Strategies.............................  1

           Principal Risks.............................................  2

           Portfolio Holdings..........................................  3

           Past Performance............................................  3

           Fees and Expenses...........................................  5

     SMALLER-CAP VALUE FUND

           Investment Objective........................................  6

           Principal Investment Strategies.............................  6

           Principal Risks.............................................  7

           Portfolio Holdings..........................................  8

           Past Performance............................................  8

           Fees and Expenses........................................... 10

     Management........................................................ 11

     SHAREHOLDER INFORMATION

           Pricing of Fund Shares...................................... 15

           How to Buy Fund Shares...................................... 16

           How to Exchange Shares Among the Seligman Mutual Funds...... 16

           How to Sell Shares.......................................... 16

           Important Policies That May Affect Your Account............. 16

           Frequent Trading of Fund Shares............................. 17

           Dividends and Capital Gain Distributions.................... 18

           Taxes....................................................... 18

           The Seligman Mutual Funds................................... 20

     FINANCIAL HIGHLIGHTS.............................................. 22

     HOW TO CONTACT US................................................. 24

     FOR MORE INFORMATION.................................back cover.......

Large-Cap Value Fund


The Fund is a separate fund of Seligman Value Fund Series, Inc. the ("Series").


Investment Objective

The Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to pursue its investment objective:

The Fund generally invests at least 80% of its net assets in the common stocks of "value" companies with large market capitalization ($4 billion or more) at the time of purchase by the Fund.

The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

..  A low price-to-earnings and/or low price-to-book ratio

..  Positive change in senior management

..  Positive corporate restructuring

..  Temporary setback in price due to factors that no longer exist


  VALUE COMPANIES:

  Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.


The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests and continually monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Fund generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Fund invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock, stock convertible into or exchangeable for such securities, and common stock purchase rights and warrants. The Fund may also invest in American Depositary Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more spe-cific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.


The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

The Fund's Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Fund's performance than if the Fund held a larger number of securities. The Fund may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Fund may invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. To the extent that an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected. This effect may be heightened because the Fund holds a smaller number of securities.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.


If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's return will therefore be lower.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Website References

The website references in this Prospectus are inactive textual references and information con-tained in or otherwise accessible through these websites does not form a part of this Prospectus.


Portfolio Holdings

A description of the Series' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance


The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year and how the performance of Class I shares compares with four widely-used measures of performance.

It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.



Both the bar chart below and the table on the following page assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges. The investment manager, at its discretion, reimbursed certain expenses of Class I shares in 2001 and 2002. Absent such reimbursement, returns would have been lower.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


CLASS I ANNUAL TOTAL RETURNS


                [CHART]

  2002      2003     2004     2005
--------   ------   ------   ------
(30.52)%   37.01%   16.37%   10.78%



             Best quarter return: 21.71% - quarter ended 6/30/03.


            Worst quarter return: (25.19)% - quarter ended 9/30/02.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                       SINCE
                                                               ONE   INCEPTION
                                                               YEAR  11/30/01
  ----------------------------------------------------------------------------
  CLASS I
  ----------------------------------------------------------------------------
  RETURN BEFORE TAXES                                         10.78%   5.43%
  ----------------------------------------------------------------------------
  RETURN AFTER TAXES ON DISTRIBUTIONS                         10.78    5.11
  ----------------------------------------------------------------------------
  RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES  7.01    4.45
  ----------------------------------------------------------------------------
  RUSSELL 1000 VALUE INDEX                                     7.05    8.62
  ----------------------------------------------------------------------------
  S&P 500 INDEX                                                4.90    4.05
  ----------------------------------------------------------------------------
  LIPPER LARGE-CAP VALUE FUNDS AVERAGE                         5.72    5.41
  ----------------------------------------------------------------------------
  LIPPER MULTI-CAP VALUE FUNDS AVERAGE                         6.37    7.72
  ----------------------------------------------------------------------------

-------------

The Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average (collectively, the "Lipper Averages"), the Russell 1000 Value Index and the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges or taxes, and the Russell 1000 Value Index and S&P 500 Index do not reflect any fees, sales charges or taxes. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (large-cap value segment of the US equity universe) with lower price-to-book ratios and higher forecasted growth values. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. The Lipper Large-Cap Value Funds Average measures the performance of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.5 billion at December 31, 2005). The Lipper Multi-Cap Value Funds Average measures the performance of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Large-cap value funds typically have below average price-to-earning ratio, price-to-book ratio, and three-year sales-per-growth value compared to the S&P 500 Index. Multi-cap value funds typically have been 25% to 75% of their assets invested in companies with market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.5 billion at December 31, 2005). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value compared to the S&P SuperComposite 1500 Index. Lipper currently classifies the Fund as a Multi-Cap Value Fund. Investors cannot invest directly in an average or an index.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                     none
----------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions        none
----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------
(as a percentage of average net assets)
----------------------------------------------------------------------------------
Management Fees                                                              0.80%
----------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                     none
----------------------------------------------------------------------------------
Other Expenses                                                               0.17%
----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                         0.97%
----------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ------------------------------------------------------------------------
    Class I                                   $99    $309    $536    $1,190
    ------------------------------------------------------------------------



MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Smaller-Cap Value Fund

The Fund is a separate fund of the Series.

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to pursue its investment objective:

The Fund generally invests at least 80% of its net assets in the common stock of "value" companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund.

The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

..  A low price-to-earnings and/or low price-to-book ratio

..  Positive change in senior management

..  Positive corporate restructuring

..  Temporary setback in price due to factors that no longer exist


  VALUE COMPANIES:

  Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.


The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests and continually monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Fund generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Fund invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock, stock convertible into or exchangeable for such securities, and common stock purchase rights and warrants. The Fund may also invest in American Depositary Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.


The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Fund holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Fund's performance than if the Fund held a larger number of securities. The Fund may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Fund may invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected. This effect may be heightened because the Fund holds a smaller number of securities.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.


If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's return will therefore be lower.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency.


Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


Portfolio Holdings

A description of the Series' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance


The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year and how the performance of Class I shares compares with three widely-used measures of performance.



It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart below and the table on the following page assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges. The investment manager, at its discretion, reimbursed certain expenses of Class I shares in 2001 and 2002. Absent such reimbursement, returns would have been lower.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

CLASS I ANNUAL TOTAL RETURNS


              [CHART]

  2002      2003     2004     2005
--------   ------   ------   -------
(16.94)%   49.90%   21.23%   (2.56)%



             Best quarter return: 25.27% - quarter ended 6/30/03.


            Worst quarter return: (20.66)% - quarter ended 9/30/02.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                       SINCE
                                                              ONE    INCEPTION
                                                              YEAR   11/30/01
 -----------------------------------------------------------------------------
 CLASS I
 -----------------------------------------------------------------------------
 RETURN BEFORE TAXES                                         (2.56)%   11.70%
 -----------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                         (2.95)    11.49
 -----------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (1.18)    10.17
 -----------------------------------------------------------------------------
 RUSSELL 2000 VALUE INDEX                                     4.71     14.78
 -----------------------------------------------------------------------------
 LIPPER SMALL-CAP CORE FUNDS AVERAGE                          6.42     11.70
 -----------------------------------------------------------------------------
 LIPPER SMALL-CAP VALUE FUNDS AVERAGE                         6.14     14.52
 -----------------------------------------------------------------------------

-------------

The Russell 2000 Value Index, and the Lipper Small-Cap Value Funds Average and the Lipper Small-Cap Core Funds Average (collectively, the "Lipper Averages") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges or taxes, and the Russell 2000 Value Index does not reflect any fees, sales charges or taxes. The Russell 2000 Value Index measures the performance of those Russell 2000 companies (small-cap value segment of the US equity universe) with lower price-to-book ratios and lower forecasted growth values. The Lipper Averages measure the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.4 billion as of December 31, 2005). Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. As of the date of this Prospectus, Lipper classifies the Fund as a Small-Cap Core Fund. Investors cannot invest directly in an average or an index.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                     none
------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on
 Redemptions                                                 none
------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS)
------------------------------------------------------------------
(as a percentage of average net assets)
------------------------------------------------------------------
Management Fees                                              1.00%
------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                     none
------------------------------------------------------------------
Other Expenses                                               0.18%
------------------------------------------------------------------
Total Annual Fund Operating Expenses                         1.18%
------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------
Class I                         $120   $375    $649    $1,432
--------------------------------------------------------------



MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Management

The Board of Directors provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $11.8 billion in assets as of March 31, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2006 of approximately $8.4 billion.

Each Fund pays Seligman a fee for its services. The management fee is based on a percentage of each Fund's average daily net assets. For the year ended December 31, 2005, the management fee paid by the Large-Cap Value Fund to Seligman was equal to an annual rate of 0.80% of the Fund's average daily net assets. For the same period, the management fee paid by the Smaller-Cap Value Fund to Seligman was equal to an annual rate of 1.00% of the Fund's average daily net assets.

A discussion regarding the basis for the Series' Board of Directors' approval of the investment management agreement between the Series (on behalf of each Fund) and Seligman is available in each Fund's annual report, dated December 31.


PORTFOLIO MANAGEMENT

The Funds are managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. Mr. Eigen, a Director and Managing Director of Seligman and Director of Seligman Advisors Inc. and Seligman Services Inc., is Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of each Fund. Mr. Eigen is also Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Large- Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio.

Mr. Richard S. Rosen, a Managing Director of Seligman, is Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of each Fund. Mr. Rosen is Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.


Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Funds, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Funds.


The Series' Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers and each Portfolio Manager's ownership of securities of each Fund.




AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:

The Funds' distributor; responsible for accepting orders for purchases and sales of Fund shares.


Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
The Funds' shareholder service agent; provides shareholder account services to the Funds at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.


Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

Each Fund offers six Classes of shares. Only Class I shares are offered by this Prospectus. The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series' Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares of a Fund, you do so at the applicable Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Series has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner. Class I shares are not subject to any initial or contingent sales charges or distribution expenses.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class




If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.


The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Funds are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series' Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares


Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC,
(iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in a Fund, an account must be established with SDC.


How to Exchange Shares Among the Seligman Mutual Funds


You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.


How to Sell Shares


Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Funds do not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to

..  Refuse any request to buy shares of a Fund;

..  Reject any request received by telephone;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);


.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

.. Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares


As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of the Series, has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If a Fund, Seligman Advisors (the Funds' distributor), or SDC (the Funds' shareholder service agent) (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of such Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.


Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund's portfolio, hinder a Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances neces-sary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.


Investors who purchase shares of a fund that invests in small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Smaller-Cap Value Fund.

Dividends and Capital Gain Distributions


Each Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. The Large-Cap Value Fund has net capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforwards.


  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.


Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.


If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or if you have telephone services, you, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes


The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Funds are generally taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.


You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time that Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds
EQUITY

--------------------------------------------------------------------------------


SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.


Seligman Emerging Markets Fund+
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund+
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund+

Seeks capital appreciation by investing in the common stocks of medium-sized companies.


LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund+
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+
Seeks long-term capital appreciation.

Seligman International Growth Fund+
Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund+
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund+
Seeks to provide a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------


Seligman High-Yield Fund+
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Investment Grade Fixed Income Fund+
Seeks to produce a high level of current income

-------------
+ Offers Class I shares.

consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.


MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund+

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization real estate securities and domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2025+
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015+
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core+
Seeks capital appreciation and preservation of capital with current income.


-------------
+ Offers Class I shares.

Financial Highlights

LARGE-CAP VALUE FUND


The table below is intended to help you understand the financial performance of the Fund's Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund's Class I shares, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



CLASS I
-------------------------------------------------------------------------------------------------------------
                                                                                                    11/30/01*
                                                                  YEAR ENDED DECEMBER 31,              TO
                                                          ----------------------------------------  12/31/01
                                                              2005            2004   2003     2002 ----------
---------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $11.70   $10.13         $ 7.47   $10.86   $10.80
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                      0.12     0.12           0.12     0.11     0.01
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     1.14     1.54           2.64   (3.42)     0.11
-------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.26     1.66           2.76   (3.31)     0.12
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       --  #  (0.09)         (0.10)   (0.08)       --
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --       --             --       --   (0.06)
-------------------------------------------------------------------------------------------------------------
Total distributions                                            --   (0.09)         (0.10)   (0.08)   (0.06)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $12.96   $11.70         $10.13   $ 7.47   $10.86
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               10.78%   16.37%O(slash) 37.01% (30.52)%    1.13%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                 $11,357  $10,362         $7,160   $3,568     $118
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.97%    0.99%          1.08%    1.08%    1.04%+
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        1.00%    1.17%          1.46%    1.24%    1.19%+
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    29.85%   16.73%         19.09%   24.32%   17.57%++
-------------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
  Ratio of expenses to average net assets                                                    1.12%    1.76%+
-------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets                                       1.20%    0.48%+
-------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 23.

Financial Highlights

SMALLER-CAP VALUE FUND


The table below is intended to help you understand the financial performance of the Fund's Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund's Class I shares, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



CLASS I
------------------------------------------------------------------------------------------------------------
                                                                                                   11/30/01*
                                                                  YEAR ENDED DECEMBER 31,             TO
                                                          ---------------------------------------  12/31/01
                                                           2005        2004       2003     2002   ----------
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $17.09 $14.48          $ 9.66   $11.63   $10.88
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment gain (loss)                               (0.07)   0.02          (0.06)   (0.06)       --
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.38)   3.03            4.88   (1.91)     0.75
------------------------------------------------------------------------------------------------------------
Total from investment operations                           (0.45)   3.05            4.82   (1.97)     0.75
------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from capital gains                         (0.43) (0.44)              --       --       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $16.21 $17.09          $14.48   $ 9.66   $11.63
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              (2.56)% 21.23%O(slash)  49.90% (16.94)%    6.89%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                  $9,141 $8,976          $6,585   $3,613     $110
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.18%  1.19%           1.27%    1.26%    1.22%+
------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets        (0.43)%  0.12%         (0.60)%  (0.54)%  (0.75)%+
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    25.06% 32.70%          26.48%   32.45%   38.37%++
------------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
  Ratio of expenses to average net assets                                                   1.30%    1.93%+
------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                                      (0.58)%  (1.46)%+
------------------------------------------------------------------------------------------------------------

-------------

 *Commencement of offering of shares.
**Seligman, at its discretion, reimbursed expenses of Class I shares for certain periods presented.
  oExcluding the effect of payments received from Seligman (as described in the notes to the financial statements), total returns would have been as follows: Large-Cap Value Fund 16.36% and Smaller-Cap Value Fund 21.22%.
  #Less than + or - $0.01 per share.

  +Annualized.
 ++For the year ended December 31, 2001.

How to Contact Us


THE FUNDS............................ Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTIONS, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
 LOGO
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information

The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.


The Statement of Additional Information (SAI) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund's investments. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Funds, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Funds are also available on the EDGAR Database on the SEC's internet site: www.sec.gov.


Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


SEC File Number:  811-08031

                       SELIGMAN VALUE FUND SERIES, INC.

                         Seligman Large-Cap Value Fund
                        Seligman Smaller-Cap Value Fund

                      Statement of Additional Information

                                  May 1, 2006


                                100 Park Avenue
                           New York, New York 10017
                                (212) 850-1864

                      Toll Free Telephone: (800) 221-2450
     For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus, dated May 1, 2006, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus, dated May 1, 2006, offering Class I shares (together, the "Prospectuses") which cover Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund (individually, a "Fund"), each a separate fund of Seligman Value Fund Series, Inc. (the "Series"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Series at the above address or telephone numbers.

The financial statements and notes included in each Fund's Annual Report, which include the Reports of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. Each Fund's Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.


                               Table of Contents


          Series History.........................................  2
          Description of the Series and its Investments and Risks  2
          Management of the Series...............................  8
          Control Persons and Principal Holders of Securities.... 14
          Investment Advisory and Other Services................. 16
          Portfolio Managers..................................... 22
          Brokerage Allocation and Other Practices............... 24
          Capital Stock and Other Securities..................... 26
          Purchase, Redemption, and Pricing of Shares............ 26
          Taxation of the Series................................. 32
          Underwriters........................................... 34
          Calculation of Performance Data........................ 36
          Financial Statements................................... 39
          General Information.................................... 39
          Appendix A............................................. 40


EQVA1

                                Series History


The Series was incorporated under the laws of the state of Maryland on January 27, 1997.


            Description of the Series and its Investments and Risks

Classification


The Series is a diversified open-end management investment company, or mutual fund, which consists of two separate funds, which are: Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund.


Investment Strategies and Risks

The following information regarding each Fund's investments and risks supplements the information contained in the Funds' Prospectuses.

Foreign Securities. Each Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.


Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. Each Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Funds' assets to be invested within various countries is not known.


Repurchase Agreements. Each Fund may enter into repurchase agreements as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. Each Fund's repurchase agreements will at all times be fully collateralized.


Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, each Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Fixed-Income Securities. Each Fund may invest in fixed-income securities that are not required to be rated by a recognized rating agency. As a matter of policy, each Fund will invest only in "investment grade" debt securities or, in the case of unrated securities, debt securities that are, in the opinion of the investment manager, of equivalent quality to "investment grade" securities. Investment grade debt securities are rated within the four highest rating categories as determined by Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). A description of the debt securities ratings appears in Appendix A to this SAI.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. Each Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the investment manager, acting pursuant to procedures approved by the Series' Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Borrowing. Each Fund from time to time may borrow money to increase its portfolio of securities or for other purposes. Under the Investment Company Act of 1940, as amended ("1940 Act"), each Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which a Fund may not borrow more than 15% of its total assets. Borrowings may be secured by a mortgage or pledge of a Fund's assets.


Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit a Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset values to decline more than would otherwise be the case.


Commodities and Commodity Contracts. Each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in that Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The investment manager must seek approval of the Series' Board of Directors for a Fund to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that fund could lose substantially more than the original margin deposit. Although the Fund will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.


Short Sales. The Funds may not sell "short" or maintain a "short position".


Rights and Warrants. Each Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. The investment manager must seek the Series Board's approval for a Fund to invest in any warrant if it is of a type a Fund has not previously utilized.

A Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of that Fund's net assets, valued at the lower of cost or market.


Options. The investment manager must seek approval of the Board of Directors for a Fund to invest in any option if it is of the type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the investment manager's request that each Fund be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security) and covered put options (where a Fund maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.


An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.


Access Trades. The Funds may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Funds bear the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-country markets are generally less liquid than exchanges, the Funds may not be able to sell when the investment manager deems it advantageous to do so. The investment manager will attempt to mitigate these risks by limiting access trade exposure by a Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Lending of Portfolio Securities. Each Fund may lend portfolio securities if the investment manager believes such loans will be beneficial to the Funds. The borrower must maintain with a Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on the securities. The Funds may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Funds will generally be short-term. Loans are subject to termination at the option of the lending Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by that Fund is insufficient to replace the loaned securities. In addition, each Fund is responsible for any loss that might result from its investment of the borrower's collateral.


Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits each Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Funds' investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index or basket of securities.

If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of that Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and that Fund's returns will therefore be lower.


Investments to Control. The Funds may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If one of the Funds were to make such acquisitions, there is a risk that that Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.


Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and the Series' Board of Directors may change such strategies without the vote of shareholders.


Fundamental Restrictions


Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of that Fund's outstanding voting securities. Under these policies, the Funds may not:


..   Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;


..   Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission ("SEC") or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;


..   Issue senior securities or borrow money, except as permitted by the 1940
    Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

..   Make loans, except as permitted by the 1940 Act or any rule thereunder, any
    SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

..   Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

..   Purchase or hold any real estate, except a Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

..   Make any investment inconsistent with a Fund's classification as a diversified company under the 1940 Act;

..   Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities; or

..   Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Series individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.


The Funds' fundamental policies set forth above prohibit transactions "except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC." The following discussion explains the flexibility that the Funds gain from these exceptions.

Purchase of securities on margin - A purchase on margin involves a loan from the broker-dealer arranging the transaction. The "margin" is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Fund generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Fund.

Issuing senior securities - A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Fund to operate in reliance upon these staff interpretations.

Borrowing money - The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans - The 1940 Act generally prohibits the Fund from making loans to affiliated persons but does not otherwise restrict the Fund's ability to make loans.


A Fund also may not change its investment objective without shareholder approval.


Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.


The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Each Fund will provide shareholders with at least 60 days prior notice of any change in that Fund's "80%" investment policy as described in the Prospectuses. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type:
"Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Each Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover


Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rate for the Large-Cap Value Fund for the years ended December 31, 2005 and 2004 were 29.85% and 16.73%, respectively. The portfolio turnover rates for the Smaller-Cap Value Fund for the years ended December 31, 2005 and 2004 were 25.06% and 32.70%, respectively.


Disclosure of Portfolio Holdings


Each Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Funds' distributor, Seligman Advisors, Inc. ("Seligman Advisors") (www.seligman.com). In addition, a Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute a Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors' website. The foregoing monthly and quarterly information will remain available on Seligman Advisors' website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Directors, a Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and a Fund's procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated ("Seligman") (or its designee) and the Fund's Chief Compliance Officer ("CCO") with respect to disclosures intended for research purposes and the President of Seligman or Seligman Advisors (or their respective designees) and the Fund's CCO with respect to disclosures intended for other legitimate business purposes before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of the Funds. If prior approval is granted, the recipient must enter into a written agreement prior to the release of a Fund's portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Directors regarding compliance with a Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.


In addition, each Fund's policies expressly permit Seligman's employees to release a Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether a Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of a Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds may also permit their auditors to have access to a Fund's portfolio holdings as necessary in connection with their auditing services.


Currently, Seligman has entered into ongoing arrangements to disclose a Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc., FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses a Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT, and Institutional Shareholder Services in connection with proxy voting services provided.

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman's Chief Investment Officer and/or the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to these arrangements.

                           Management of the Series

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Series.

Management Information


Information with respect to Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.



                                                                                                                         Number
                                                                                                                           of
                                                                                                                       Portfolios
                           Term of                                                                                      in Fund
                          Office and                                                                                    Complex
                          Length of                                                                                     Overseen
Name, (Age), Position(s)     Time                       Principal Occupation(s) During Past 5 Years,                       by
With Fund                  Served*                          Directorships and Other Information                         Director
------------------------ ------------ -------------------------------------------------------------------------------- ----------
                                                      INDEPENDENT DIRECTORS
John R. Galvin (76)      1997 to Date Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;             58
Director                              Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly,
                                      Director, Raytheon Co. (defense and commercial electronics); Governor of the
                                      Center for Creative Leadership; and Trustee, Institute for Defense Analyses.
                                      From February 1995 until June 1997, he was a Director, USLIFE Corporation
                                      (life insurance). From June 1987 to June 1992, he was the Supreme Allied
                                      Commander, NATO, and the Commander-in-Chief, United States European
                                      Command.

Alice S. Ilchman (71)    1997 to Date President Emerita, Sarah Lawrence College; Director or Trustee of each of the        58
Director                              investment companies of the Seligman Group of Funds**; Director, Jeannette
                                      K. Watson Fellowship (internships for college students); Trustee, the
                                      Committee for Economic Development; Governor, Court of Governors, London
                                      School of Economics; and Director, Public Broadcasting Service (PBS).
                                      Formerly, Trustee, Save the Children (non-profit child-assistance organization);
                                      Chairman (from January 1996 until December 2000), The Rockefeller
                                      Foundation (charitable foundation); and Director (from September 1987 until
                                      September 1997), New York Telephone Company.

Frank A. McPherson (73)  1997 to Date Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee              58
Director                              Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and
                                      Director, DCP Midstream GP, LLP (natural gas processing), Integris Health
                                      (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy,
                                      Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma,
                                      Oklahoma City Public Schools Foundation and Oklahoma Foundation for
                                      Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), BOK Financial (bank holding company),
                                      Kimberly-Clark Corporation (consumer products), and the Federal Reserve
                                      System's Kansas City Reserve Bank (from 1990 until 1994).

Betsy S. Michel (63)     1997 to Date Attorney; Director or Trustee of each of the investment companies of the             58
Director                              Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation
                                      (charitable foundation). Formerly, Chairman of the Board of Trustees of St.
                                      George's School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.

                                                                                                                        Number
                                                                                                                          of
                                                                                                                      Portfolios
                            Term of                                                                                    in Fund
                           Office and                                                                                  Complex
                           Length of                                                                                   Overseen
Name, (Age), Position(s)      Time                      Principal Occupation(s) During Past 5 Years,                      by
With Fund                   Served*                         Directorships and Other Information                        Director
------------------------  ------------- ----------------------------------------------------------------------------- ----------

Leroy C. Richie (64)      2000 to Date  Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive           57
Director                                Officer, Q Standards Worldwide, Inc. (library of technical standards);
                                        Director or Trustee of each of the investment companies of the Seligman
                                        Group of Funds** (with the exception of Seligman Cash Management Fund,
                                        Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration) and Vibration
                                        Control Technologies, LLC (auto vibration technology); Lead Outside
                                        Director, Digital Ally, Inc. (digital imaging); Director and Chairman,
                                        Highland Park Michigan Economic Development Corp; and Chairman,
                                        Detroit Public Schools Foundation. Formerly, Trustee, New York University
                                        Law Center Foundation; Vice Chairman, Detroit Medical Center and Detroit
                                        Economic Growth Corp; and Vice President and General Counsel (from 1990 until 1997), Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)     1997 to Date  Ambassador and Permanent Observer of the Sovereign Military Order of             58
Director                                Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director
                                        (from May 1987 until June 1997), USLIFE Corporation (life insurance) and
                                        Vice President (from December 1973 until January 1996), Pfizer Inc.
                                        (pharmaceuticals).

James N. Whitson (71)     1997 to Date  Retired Executive Vice President and Chief Operating Officer, Sammons            58
Director                                Enterprises, Inc. (diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and
                                        Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly,
                                        Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN
                                        (cable television networks).

                                          INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris*** (68) 1997 to Date  Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of          58
Director and Chairman of                the Board and Director or Trustee of each of the investment companies of the
the Board                               Seligman Group of Funds**; Chairman and Director, Seligman Advisors,
                                        Inc., Seligman Services, Inc.; and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.;
                                        and President and Chief Executive Officer, The Metropolitan Opera
                                        Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (53)     Dir. & Pres.: Director and President, J. & W. Seligman & Co. Incorporated; President,          57
Director, President and   1997 to Date  Chief Executive Officer and, with the exception of Seligman Cash
Chief Executive Officer    CEO.: 2002   Management Fund, Inc, Director or Trustee of each of the investment
                             to Date    companies of the Seligman Group of Funds**; Director, Seligman Advisors,
                                        Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of
                                        the Board of Governors of the Investment Company Institute; and Director
                                        (formerly Chairman), ICI Mutual Insurance Company.

Neil T. Eigen (63)        1997 to Date  Director and Managing Director, J. & W. Seligman & Co. Incorporated;             N/A
Vice President and                      Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Vice
Co-Portfolio Manager                    President, Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman
                                        Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio.


Richard S. Rosen (47)     2002 to Date  Managing Director, J. & W. Seligman & Co. Incorporated; and Vice                 N/A
Vice President and                      President, Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman
Co-Portfolio Manager                    Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. He
                                        has been a member of the Value Team managing the Funds since 1997.


                                                                                                                      Number
                                                                                                                        of
                                                                                                                    Portfolios
                             Term of                                                                                 in Fund
                            Office and                                                                               Complex
                            Length of                                                                                Overseen
Name, (Age), Position(s)       Time                    Principal Occupation(s) During Past 5 Years,                     by
With Fund                    Served*                       Directorships and Other Information                       Director
------------------------   ------------ --------------------------------------------------------------------------- ----------

Eleanor T.M. Hoagland (55) 2004 to Date Managing Director, J. & W Seligman & Co. Incorporated; and Vice                N/A
Vice President and Chief                President and Chief Compliance Officer of each of the investment companies
Compliance Officer                      of the Seligman Group of Funds**.

Thomas G. Rose (48)        2000 to Date Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman     N/A
Vice President                          & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc.
                                        and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and
                                        Seligman International, Inc.

Lawrence P. Vogel (49)      V.P.: 1997  Senior Vice President and Treasurer, Investment Companies, J. & W.             N/A
Vice President and           to Date    Seligman & Co. Incorporated; Vice President and Treasurer of each of the
Treasurer                  Treas.: 2000 investment companies of the Seligman Group of Funds**; and Treasurer,
                             to Date    Seligman Data Corp.

Frank J. Nasta (41)        1997 to Date Director, Managing Director, General Counsel and Corporate Secretary,          N/A
Secretary                               J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and
                                        Seligman Services, Inc.; Secretary of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary, Seligman
                                        Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and
                                        Seligman Data Corp.

--------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds currently consists of twenty-four registered investment companies, including the Series.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W.
    Seligman & Co. Incorporated and its affiliates.


The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Series as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met seven times during the year ended December 31, 2005. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and
Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Series' financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended December 31, 2005. Members of the Committee are Messrs. Whitson (Chairman), Galvin, and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Series occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least $10,000 of the Series' shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Series at 100 Park Avenue, New

York, NY 10017 and received at such time as may be determined by the Series' Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Series and the candidate's ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Series at the address above.

The Committee met once during the year ended December 31, 2005. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2005, the Directors beneficially owned shares in the Funds and the Seligman Group of Funds as follows:



                     Dollar Range of Shares Owned By Director Aggregate Dollar Range
                     ----------------------------------------   of Shares Owned by
                     Large-Cap Value     Smaller-Cap Value     Director in Seligman
  Name                    Fund                 Fund               Group of Funds
  ----                ----------------   -----------------    ----------------------

                             INDEPENDENT DIRECTORS

  John R. Galvin        $1-$10,000          $1-$10,000          $50,001 - $100,000
  Alice S. Ilchman    Over $100,000      $50,001-$100,000         Over $100,000
  Frank A. McPherson $10,001-$50,000     $50,001-$100,000         Over $100,000

  Betsy S. Michel    $10,001-$50,000     $10,001-$50,000          Over $100,000
  Leroy C. Richie       $1-$10,000          $1-$10,000          $10,001 - $50,000
  Robert L. Shafer         None                None               Over $100,000
  James N. Whitson   $50,001-$100,000     Over $100,000           Over $100,000

                              INTERESTED DIRECTORS

  William C. Morris   Over $100,000      $10,001-$50,000          Over $100,000
  Brian T. Zino       Over $100,000       Over $100,000           Over $100,000


Compensation


                                                 Pension or      Total Compensation
                                Aggregate    Retirement Benefits   from Funds and
                               Compensation  Accrued as part of   Fund Complex Paid
Name and Position with Funds  from Funds (1)    Fund Expenses    to Directors (1)(2)
----------------------------  -------------- ------------------- -------------------
Robert B. Catell, Director(3)     $2,596             N/A              $ 83,120
John R. Galvin, Director           2,905             N/A               100,500
Alice S. Ilchman, Director         2,866             N/A                97,500
Frank A. McPherson, Director       2,865             N/A                97,500
John E. Merow, Director(4)         1,107             N/A                39,577
Betsy S. Michel, Director          3,015             N/A               105,000
Leroy C. Richie, Director          3,079             N/A               106,500
Robert L. Shafer, Director         2,922             N/A               100,500
James N. Whitson, Director         2,905             N/A               100,500

--------

(1) For the year ended December 31, 2005.
(2) At December 31, 2005, the Seligman Group of Funds consisted of twenty-four registered investment companies, including the Series.
(3) Mr. Catell retired as a member of the Board of Directors effective on November 28, 2005.
(4) Mr. Merow retired as a member of the Board of Directors effective on May 19, 2005.

No compensation is paid by the Funds to Directors or officers of the Funds who are employees of Seligman.

The Series has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in each Fund's financial statements.


Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, he had accrued deferred compensation (including earnings/losses) in respect of the Large-Cap Value and Smaller-Cap Value Funds in the amounts of $4,820 and $4,752, respectively, as of December 31, 2005, all of which was paid to him in January 2006.

The Series may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Series' deferred compensation plan.


Class A shares of the Funds may be issued without a sales charge to present and former directors (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics


Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and
(3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies


Introduction. On behalf of the Series, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in each Fund's portfolio in accordance with Seligman's critieria of what is in the best interests of the Funds' shareholders.

The financial interest of the shareholders of each Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Funds' shareholders.

As a result, Seligman's policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of each Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.

The Committee was established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman's Chief Investment Officer (Chair), Seligman's Chief Financial Officer and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of each Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case basis evaluation.


Guidelines Summary. The Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).


4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).


5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.  Seligman will vote for proposals to effect stock splits.

9.  Seligman will vote for proposals authorizing share repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.


Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.


              Control Persons and Principal Holders of Securities

Control Persons


As of April 3, 2006, there was no person or persons who controlled either Fund, either through a significant ownership of shares or any other means of control.


Principal Holders


As of April 3, 2006, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the Large-Cap Value Fund:



                                                                Percentage of
                                                                    Total
   Name and Address                                       Class  Shares Held
   ----------------                                       ----- -------------
   New York Life Trust Company, 169 Lackawanna Ave.,
   Parsippany, NJ 07054                                     A       16.09%

   MLPF&S FBO Customers, Attn: Fund Administration, 4800
   Deer Lake Drive East, Jacksonville, FL 32246             A       11.34%

   MLPF&S FBO Customers, Attn: Fund Administration, 4800
   Deer Lake Drive East, Jacksonville, FL 32246             B       25.60%

   Citigroup Global House Accounts, Attn Peter Booth, 7th
   Floor, 333 West 34th Street, New York, NY 10001          C        8.45%

   MLPF&S FBO Customers, Attn: Fund Administration, 4800
   Deer Lake Drive East, Jacksonville, FL 32246             C        5.76%

   MLPF&S FBO Customers, Attn: Fund Administration, 4800
   Deer Lake Drive East, Jacksonville, FL 32246             D       32.76%

   MAC & CO FBO Customer Accounts, Mutual Fund
   Operations, PO Box 3198, Pittsburgh, PA 15230            I       30.97%

     MAC & CO FBO Customer Accounts, Mutual Fund
     Operations, PO Box 3198, Pittsburgh, PA 15230                  I   22.38%

     Patterson & Co FBO The J. & W. Seligman & Co.
     Incorporated Matched Accumulation Plan, 1525 West Wt
     Harris Blvd., Charlotte, NC 28288-1151                         I   22.21%

     MAC & CO FBO Customer Accounts, Mutual Fund
     Operations, PO Box 3198, Pittsburgh, PA 15230                  I   18.73%

     Patterson & Co FBO The Seligman Data Corp. 401K/Thrift
     Plan, 1525 West Wt Harris Blvd., Charlotte, NC 28288-1151      I    5.70%

     MLPF&S FBO Customers, Attn: Fund Administration, 4800
     Deer Lake Drive East, Jacksonville, FL 32246                   R   91.92%



As of April 3, 2006, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the Smaller-Cap Value Fund:



                                                                Percentage of
                                                                    Total
   Name and Address                                       Class  Shares Held
   ----------------                                       ----- -------------
   MLPF&S FBO Customers, Attn: Fund Administration, 4800
   Deer Lake Drive East, Jacksonville, FL 32246             A       15.04%

   MLPF&S FBO Customers, Attn: Fund Administration, 4800
   Deer Lake Drive East, Jacksonville, FL 32246             B       17.03%

   Citigroup Global House Accounts, Attn Peter Booth, 7th
   Floor, 333 West 34th Street, New York, NY 10001          C        9.38%

   MLPF&S FBO Customers, Attn: Fund Administration, 4800
   Deer Lake Drive East, Jacksonville, FL 32246             D       45.06%

   MAC & CO FBO Customer Accounts, Mutual Fund
   Operations, PO Box 3198, Pittsburgh, PA 15230            I       36.53%

   Patterson & Co FBO The J. & W. Seligman & Co.
   Incorporated Matched Accumulation Plan, 1525 West Wt
   Harris Blvd., Charlotte, NC 28288-1151                   I       29.73%

   MAC & CO FBO Customer Accounts, Mutual Fund
   Operations, PO Box 3198, Pittsburgh, PA 15230            I       25.43%

   Patterson & Co FBO The Seligman Data Corp. 401K/Thrift
   Plan, 1525 West Wt Blvd., Charlotte, NC 28288-1151       I        8.29%

   MLPF&S FBO Customers, Attn. Fund Administration, 4800
   Deer Lake Drive East, Jacksonville, FL 32246             R       92.13%


Management Ownership


As of April 3, 2006, Directors and officers of the Series as a group owned 2.77% of the Large-Cap Value Fund's Class A shares of the then outstanding shares of capital stock, and as a group owned less than 1% of the Smaller-Cap Value Fund's Class A shares of the then outstanding shares of capital stock. As of the same date, Directors and officers of the Series did not own any Class B shares, Class C shares, Class D shares or Class R shares of the then outstanding shares of capital stock of either Fund.

As of April 3, 2006, Directors and officers of the Series as a group owned 1.91% of the Large-Cap Value Fund's Class I shares of the then outstanding shares of capital stock and 5.02% of the Smaller-Cap Value Fund's Class I shares of the then outstanding shares of capital stock.

                    Investment Advisory and Other Services

Investment Manager


Subject to the control of the Series' Board of Directors, Seligman manages the investment of the assets of each Fund of the Series and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Series (the "Management Agreement"). Seligman also serves as investment manger to twenty-three other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or Seligman with respect to the Funds' investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Directors and Director of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.


All of the officers of the Series listed above are officers or employees of Seligman. Their affiliations with the Series and with Seligman are provided under their principal business occupations.


Each Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.80% of the Large-Cap Value Fund's average daily net assets and 1.00% of the Smaller-Cap Value Fund's average daily net assets. The management fees paid by the Large-Cap Value Fund for the years ended December 31, 2005, 2004 and 2003 were $1,881,020, $1,720,743 and $1,485,877, respectively, or 0.80% per annum of its average daily net assets. The management fees paid by the Smaller-Cap Value Fund for the years ended December 31, 2005, 2004 and 2003 were $3,546,124, $3,128,278 and $2,138,897, respectively, or 1% per annum of its average daily net assets.

Each Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying their respective shares under federal and state securities laws, and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Series not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowings and extraordinary expenses such as litigation expenses. Certain expenses are allocated between each Fund in a manner determined by the Board of Directors to be fair and equitable.


The Management Agreement also provides that Seligman will not be liable to the Series for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.


The Management Agreement was initially approved by the Board of Directors at a meeting held on March 20, 1997 and by the sole shareholder of each Fund at a meeting held on April 7, 1997. The Management Agreement will continue in effect until December 31, of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Series at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by either Fund, without penalty, on 60 days written notice to Seligman and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund of the Series and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Series. Those individuals identified above under "Management Information" as directors or officers of the Series and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement dated March 20, 1997, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Series with such office space, administrative and other services and executive and other personnel as are necessary for Series operations. Seligman pays all of the compensation of directors of the Series who are employees or consultants of Seligman and of the officers and employees of the Series. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Series' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Series.

Other Investment Advice


No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Series or Seligman with respect to the Funds' investments.


Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                            Regular Dealer
                            Sales Charge     Sales Charge    Reallowance
                              as a % of      as a % of Net    as a % of
      Amount of Purchase  Offering Price(1) Amount Invested Offering Price
      ------------------  ----------------- --------------- --------------
      Less than $50,000         4.75%            4.99%           4.25%
      $50,000 - $99,999         4.00             4.17            3.50
      $100,000 - $249,999       3.50             3.63            3.00
      $250,000 - $499,999       2.50             2.56            2.25
      $500,000 - $999,999       2.00             2.04            1.75
      $1,000,000 and over          0                0               0
--------
(1) "Offering Price" is the amount that you actually pay for each Fund's shares; it includes the initial sales charge.

Class C shares:

                                                            Regular Dealer
                            Sales Charge     Sales Charge    Reallowance
                              as a % of      as a % of Net    as a % of
      Amount of Purchase  Offering Price(1) Amount Invested Offering Price
      ------------------  ----------------- --------------- --------------
      Less than $100,000        1.00%            1.01%           1.00%
      $100,000 - $249,999       0.50             0.50            0.50
      $250,000 - $999,999          0                0               0
--------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).


Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received commissions from certain sales of shares of the Large-Cap Value Fund in the amount of $2,038, $816 and $603, respectively. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received commissions from certain sales of shares of the Smaller-Cap Value Fund in the amount of $1,380, $2,091 and $847, respectively.

Rule 12b-1 Plan

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of such Fund's Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services and distribution fee in respect of either Fund's Class I shares.) Payments by each Fund under its 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Funds; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Funds' shareholders; and (3) otherwise promoting the sale of shares of the Funds, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Funds. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund, respectively. Payments made by each Fund under its 12b-1 Plan are intended to be used to encourage sales of shares of each Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares of the Funds may not be used to pay expenses incurred solely in respect of any other class of the Funds, or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes of that Fund in accordance with a methodology approved by the Series' Board of Directors. Expenses of distribution activities that benefit both a Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.


Class A


Under the 12b-1 Plan, each Fund, with respect to its Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of such Fund's Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Board of Directors. Each Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If a Fund's 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class A shares. The total amounts paid to Seligman Advisors in respect of Class A shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund for the year ended December 31, 2005 were $237,909 and $433,310, respectively, equivalent to 0.25%per annum of each Fund's Class A shares' average daily net assets.


Class B


Under the 12b-1 Plan, each Fund, with respect to its Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund's Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale Class B shares of each Fund (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the

Purchasers in any one year upon the initial purchase of Class B shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of its Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to its Class B shares. The total amounts paid in respect of Class B shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund for the year ended December 31, 2005 were $546,830 and $718,202, respectively, equivalent to 1% per annum of each Fund's Class B shares' average daily net assets.


Class C


Under the 12b-1 Plan, each Fund, with respect to its Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund's Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption, and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amounts paid to Seligman Advisors in respect of Class C shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund for the year ended December 31, 2005 were $384,027 and $406,614, respectively, equivalent to 1% per annum of each Fund's Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $1,791,581 and $989,010 of expenses in respect of Class C shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund, respectively, that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. These amounts are equal to 4.72% and 2.61%, respectively, of each Fund's Class C shares' net assets as of December 31, 2005.


If the 12b-1 Plan is terminated in respect of Class C shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to its Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund's Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders of the Fund over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amounts paid to Seligman Advisors in respect of Class D shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund for the year ended December 31, 2005 were $338,589 and $576,097, respectively, equivalent to 1% per annum of each Fund's Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $909,492 and $1,268,316 of expenses in respect of Class D shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund, respectively, that were not reimbursed from amounts received from such Fund's 12b-1 Plan. These amounts are equal to 2.67% and 2.30%, respectively, of each Fund's Class D shares' net assets as of December 31, 2005.


If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class D shares.

Class R


Under the 12b-1 Plans, each Fund, with respect to its Class R shares, are authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of its Class R shares. The 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Funds and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amounts paid to Seligman Advisors in respect of Class R shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund for the year ended
December 31, 2005 were $5,269 and $13,250, respectively, equivalent to 0.50% per annum of each Fund's Class R shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of a Fund may exceed the 12b-1 fees paid by that Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares of a Fund in one fiscal year to be paid from Class R 12b-1 fees of that Fund in any other fiscal year; however, in any fiscal year a Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2005, Seligman Advisors incurred $22,567 and $41,625 of expenses in respect of Class R shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund, respectively, that were not reimbursed from amounts received from the Funds' 12b-1 Plans. These amounts are equal to 1.70% and 1.32%, respectively, of the net assets of Class R shares as of December 31, 2005.

If the 12b-1 Plans are terminated in respect of Class R shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by the Funds to Seligman Advisors with respect to Class R shares.

                               -----------------

Payments made by the Large-Cap Value Fund and the Smaller-Cap Value Fund under each Fund's 12b-1 Plan for the year ended December 31, 2005 were spent on the following activities in the following amounts:



                          Compensation  Compensation
                               to            to           Other
Fund/Class                Underwriters Broker/Dealers Compensation*
----------                ------------ -------------- -------------
Large-Cap Value Fund/A      $    -0-      $237,909      $    -0-
Large-Cap Value Fund/B*        1,507       136,464       408,859
Large-Cap Value Fund/C        37,714       346,313           -0-
Large-Cap Value Fund/D        57,436       281,153           -0-
Large-Cap Value Fund/R            11         5,258           -0-

Smaller-Cap Value Fund/A    $    -0-      $433,310      $    -0-
Smaller-Cap Value Fund/B*      7,673       179,053       531,476
Smaller-Cap Value Fund/C      93,986       312,628           -0-
Smaller-Cap Value Fund/D     153,888       422,209           -0-
Smaller-Cap Value Fund/R         283        12,967           -0-


* Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plans were approved on March 20, 1997 by the Board of Directors of the Series, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Series and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or in any agreement related to the 12b-1 Plans ("Qualified Directors") and by the sole shareholder of each Fund on April 7, 1997. The 12b-1 Plans were approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plans were approved in respect of Class R shares of each Fund on March 20, 2003 by the Board of Directors of the Series, including a majority of the Qualified Directors, and became effective in respect of Class R shares on April 30, 2003. The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Series, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the Class. If the amount payable in respect of Class A shares under the 12b-1 Plans is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or
(2) establish a new class of shares subject to the same payment under the 12b-1 Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.


The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Series be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.


Seligman Services acts as the broker/dealer of record for shareholder accounts of the Series that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received distribution and service fees pursuant to the Large-Cap Value Fund's 12b-1 Plan in the amounts of $10,757, $9,403 and $7,597, respectively. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received distribution and service fees pursuant to the Smaller-Cap Value Fund's 12b-1 Plan in the amounts of $15,512, $15,047 and $10,935, respectively.

Other Service Providers


SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Series are also officers and directors of SDC.


                              Portfolio Managers


For purposes of this discussion, each member of the portfolio team is referred to as a "portfolio manager." The following tables set forth certain additional information with respect to the portfolio managers of the Funds. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for the portfolio managers, as applicable, the number of accounts managed (other than the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the portfolio managers, only those accounts that have an advisory fee based on the performance of the account. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.


Seligman Large-Cap Value Fund

Table A


                           Registered Investment    Other Pooled Investment
Portfolio Manager                Companies                  Vehicles               Other Accounts
-----------------         ------------------------  ------------------------  ------------------------
Neil T. Eigen             3 Registered Investment   2 Pooled Investment       2,184 Other Accounts
                          Companies with            Vehicles with             with approximately $5.46
                          approximately $574.8      approximately $197.9      billion in total assets
                          million in total assets   million in total assets   under management.
                          under management.         under management.


Richard S. Rosen          3 Registered Investment   2 Pooled Investment       2,185 Other Accounts
                          Companies with            Vehicles with             with approximately $5.43
                          approximately $574.8      approximately $197.9      billion in total assets
                          million in total assets   million in total assets   under management.
                          under management.         under management.



Table B


                           Registered Investment    Other Pooled Investment
Portfolio Manager                Companies                  Vehicles               Other Accounts
-----------------         ------------------------  ------------------------  ------------------------
Neil T. Eigen             0 Registered Investment   2 Pooled Investment       0 Other Accounts.
                          Companies.                Vehicles with
                                                    approximately $177.1
                                                    million in total assets
                                                    under management.

Richard S. Rosen          0 Registered Investment   2 Pooled Investment       0 Other Accounts.
                          Companies.                Vehicles with
                                                    approximately $177.1
                                                    million in total assets
                                                    under management.



Seligman Smaller-Cap Value Fund

Table A



                           Registered Investment    Other Pooled Investment
Portfolio Manager                Companies                  Vehicles               Other Accounts
-----------------         ------------------------  ------------------------  ------------------------
Neil T. Eigen             3 Registered Investment   2 Pooled Investment       2,184 Other Accounts
                          Companies with            Vehicles with             with approximately $5.46
                          approximately $480.2      approximately $197.9      billion in total assets
                          million in total assets   million in total assets   under management.
                          under management.         under management.


Richard S. Rosen          3 Registered Investment   2 Pooled Investment       2,185 Other Accounts
                          Companies with            Vehicles with             with approximately $5.43
                          approximately $480.2      approximately $197.9      billion in total assets
                          million in total assets   million in total assets   under management.
                          under management.         under management.




Table B



                           Registered Investment    Other Pooled Investment
Portfolio Manager                Companies                  Vehicles               Other Accounts
-----------------         ------------------------  ------------------------  ------------------------
Neil T. Eigen             0 Registered Investment   2 Pooled Investment       0 Other Accounts.
                          Companies.                Vehicles with
                                                    approximately $177.1
                                                    million in total assets
                                                    under management.

Richard S. Rosen          0 Registered Investment   2 Pooled Investment       0 Other Accounts.
                          Companies.                Vehicles with
                                                    approximately $177.1
                                                    million in total assets
                                                    under management.


Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Funds' investments and investments in other accounts.

Compensation:


As compensation for their responsibilities, each of Messrs. Eigen and Rosen received a base salary and bonus for the year ended December 31, 2005. For purposes of this discussion, each of the above-named individuals is referred to as a "portfolio manager".

A portion of the bonuses was based upon (i) the annual revenues generated from the accounts under management for the portfolio managers' investment team and
(ii) the weighted-average pre-tax investment performance of such accounts in the following categories versus corresponding benchmarks over a rolling two-year period (ending November 30/th /for mutual funds and September 30/th/ for all other accounts) as follows:


Seligman Large-cap value mutual funds      Lipper Large-Cap Value Funds Average

Seligman small cap value mutual funds  -   Lipper Small-Cap Value Funds Average

Large-cap value institutional accounts     Callan Large-Cap Value Universe

Small-cap value institutional accounts     Callan Small-Cap Value Universe

Large-cap value wrap accounts              Callan Large-Cap Value Universe

Small-cap value wrap accounts              Callan Small-cap Value Universe


A portion of the bonuses was discretionary based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, a portfolio manager's relative investment performance versus one or more competitive universes or benchmarks (as provided in the Fund's Prospectuses) for periods other than noted above as well as other periods; and Seligman's overall profitability and profitability attributable to the assets under management for a portfolio manager's investment team.


The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the

Funds ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.


Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Funds. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.


Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.


Securities Ownership. As of December 31, 2005, Mr. Eigen owned between $50,001 and $100,000 of Seligman Large-Cap Value Fund's shares and between $100,001 and $500,000 of Seligman Smaller-Cap Value Fund's shares. As of December 31, 2005, Mr. Rosen owned between $10,001 and $50,000 of Seligman Large-Cap Value Fund's shares and between $10,001 and $50,000 of Seligman Smaller-Cap Value Fund's shares.


                   Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities for each Fund of the Series. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Series deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law.


For the years ended December 31, 2005, 2004 and 2003, the Large-Cap Value Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $226,009, $121,091 and $277,878, respectively. The amounts paid in 2005 increased as a result of, among other factors, an increase in portfolio turnover.

For the years ended December 31, 2005, 2004 and 2003, the Smaller-Cap Value Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $498,876, $633,088 and $359,508, respectively. The amounts paid in 2005 decreased as a result of, among other factors, a decrease in portfolio turnover.


Commissions


For the years ended December 31, 2005, 2004 and 2003, the Series did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Series, Seligman, or Seligman Advisors.


Brokerage Selection


Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.


Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.


Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman registered investment companies in light of current market conditions, statistical studies and other available information.


Regular Broker-Dealers


During the year ended December 31, 2005, the Large-Cap Value Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. As of December 31, 2005, the Large-Cap Value Fund held securities of US Bancorp Piper Jaffray, an affiliate of US Bancorp, with an aggregate value of $7,771,400.

                      Capital Stock and Other Securities

Capital Stock


The Directors of the Series are authorized to issue, create and classify shares of capital stock in separate funds without further action by shareholders. Shares of capital stock of each Fund have a par value of $.001 and are divided into six classes, designated as Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of a Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series' Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquidation, conversion or prescriptive rights.


Other Securities

The Series has no authorized securities other than the above-mentioned common stock.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectuses to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the prospectus (the "Breakpoint Discounts").

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such an arrangement, a portion of the shares you initially purchased under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent. This program also applies separately to Class C shares. Accordingly, for the purpose of determining eligibility for a Breakpoint Discount with respect to Class C shares, no other share class will be aggregated with Class C shares. See the Class C sales charge schedule of Breakpoint Discounts in the applicable Prospectus.


Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares and, independently, Class C shares in an account held by a "single person." Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit, comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:

   1. Employees must authorize the employer, if requested by the Series, to receive in bulk and to distribute to each participant on a timely basis the Series Prospectuses, reports, and other shareholder communications.

   2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Series 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

   3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Series may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or
(2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Series' shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value.

However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.


Sales to eligible employee benefit plans must be made in connection with a payroll deduction system or plan funding or other systems acceptable to SDC, the Funds' shareholder servicing agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.


Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series' shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4) to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Series' shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Series;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9) to certain "eligible employee benefit plans" as discussed above;

(10)to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11)in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.


CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or Letter of Intent, are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.


See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year............................................  5%
1 year or more but less than 2 years........................  4%
2 years or more but less than 3 years.......................  3%
3 years or more but less than 4 years.......................  3%
4 years or more but less than 5 years.......................  2%
5 years or more but less than 6 years.......................  1%
6 years or more.............................................  0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of each Fund exercising the exchange privilege will continue to be subject to such Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of each Fund acquired by exchange will be subject to such Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C


Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A. G. Edwards & Sons, Inc., Advest, Inc., Bear Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Piper Jaffray & Co., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc. Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D


Class D shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares.


Class R


Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares.


Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders of each Fund who reinvest both their dividends and capital gain distributions to purchase additional shares of each Fund, respectively, may use the Fund's

Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares of each Fund of the Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2) in connection with (1) distributions from retirement plans qualified under
    Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
    Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
    70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Series;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5) in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;


(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9) on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.


If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I


Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Funds are described in the Prospectus for the Class I shares.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for their shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Funds and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Series would not accept securities with a value of less than $100,000 per issue in payment for shares. The Funds may reject in whole or in part offers to pay for a Fund's shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for a Fund's shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Series. Any securities accepted by the Funds in payment for a Fund's shares will have an active and substantial market and have a value which is readily ascertainable.

Fund Reorganizations

Class A shares and Class C shares of each Fund of the Series may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of a Fund's shares if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell shares of each Fund, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Series has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class of a Fund is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.


Generally, portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on an over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by Seligman based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term obligations with 60 days or less remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued on an amortized cost basis based on the value of such date unless the Board of Directors determines that this amortized cost value does not represent fair market value. Premiums received on the sale of call options will be included in the net asset value, and the current market value of the options sold by each Fund will be subtracted from its net asset value.


For purposes of determining the net asset value per share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Series and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class B, Class D, Class I and Class R shares are sold at NAV/(2)/. Using each Class's NAV at December 31, 2005, the maximum offering price of each Fund's shares is as follows:



                                                           Large-Cap  Smaller-Cap
                                                           Value Fund Value Fund
                                                           ---------- -----------
Class A
   Net asset value per share..............................   $12.79     $15.82
   Maximum initial sales charge (4.75% of offering price).     0.64       0.79
                                                             ------     ------
   Offering price to public...............................   $13.43     $16.61
                                                             ======     ======

 Class B
    Net asset value and offering price per share/(2)/........... $12.33 $14.79
                                                                 ====== ======
 Class C
    Net asset value per share................................... $12.32 $14.80
    Maximum initial sales charge (1.00% of offering price/(1)/).   0.12   0.15
                                                                 ------ ------
    Offering price to public.................................... $12.44 $14.95
                                                                 ====== ======
 Class D
    Net asset value and offering price per share/(2)/........... $12.31 $14.79
                                                                 ====== ======
 Class I
    Net asset value and offering price per share................ $12.96 $16.21
                                                                 ====== ======
 Class R
    Net asset value and offering price per share /(2)/.......... $12.76 $15.72
                                                                 ====== ======

--------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares with in 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption, and Pricing of Shares".
(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within 1 year of purchase of a retirement plan's initial purchase.

Redemption in Kind


The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Funds of their shares impracticable or it is not reasonably practicable for the Funds to fairly determine the value of their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.


Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Series has no arrangements with any person to permit frequent trading of Fund shares.

                            Taxation of the Series

Each Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net ordinary income and net short-term capital gains are distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Funds and assumes that each Fund qualifies as a regulated investment company.


Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Effective for taxable years after December 31, 2002 through December 31, 2008, qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). To the extent designated as derived from a Fund's dividend income that would be eligible for the dividends received deduction if that Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal tax distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Series will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

At December 31, 2005, the Large Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $33,926,078, which are available for offset against future taxable net capital gains, with $5,499,963 expiring in 2010 and $28,426,115 expiring in 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforwards.


Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Each Fund is subject to a 4% nondeductible excise tax on the under-distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Any gain or loss realized upon a sale or redemption of shares in each Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of each Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of such Fund.

In determining gain or loss on shares of each Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Series. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the exchange or reinstatement options.


Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Series is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Series may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Series may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any of its undistributed dividends and capital gain distributions. The Series also reserves the right to close any account which does not have a certified taxpayer identification number.


Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, the Fund may designate distributions of short-term capital gains and "qualified interest income" as exempt from US withholding tax when paid to foreign investors. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.


                                 Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement dated March 20, 1997 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Series. Seligman Advisors accepts orders for the purchase of the Series' shares, which are offered continuously. As general distributor of the Series' shares, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the Large-Cap Value Fund for the years ended December 31, 2005, 2004 and 2003, amounted to $72,164, $72,866 and $62,636, respectively, of which $9,077, $8,082 and $7,243, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the Large-Cap Value Fund for the years ended December 31, 2005, 2004 and 2003 amounted to $15,165, $32,481 and $23,892, respectively, none of which was retained by Seligman Advisors.

Total initial sales charges paid by shareholders of Class A shares of the Smaller-Cap Value Fund for the years ended December 31, 2005, 2004 and 2003, amounted to $184,730, $330,593 and $145,671, respectively, of which $20,925,
$37,195 and $16,093, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the Smaller-Cap Value Fund for the years ended December 31, 2005, 2004 and 2003 amounted to $28,855, $63,886 and $57,123, respectively, none of which was retained by Seligman Advisors.


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Series, received the following commissions and other compensation from each Fund during its year ended December 31, 2005:

                                      Compensation on
                   Net Underwriting   Redemptions and
                    Discounts and       Repurchases
                     Commissions     (CDSC on Class A,
                  (Class A and Class  Class C, Class D
                   C Sales Charges   and Class R Shares  Brokerage       Other
Fund                  Retained)         Retained)(1)    Commissions Compensation(2)
----              ------------------ ------------------ ----------- ---------------
Large-Cap Value        $ 9,077            $15,089          $-0-        $ 96,668
Smaller-Cap Value       20,925             62,688           -0-         255,830

--------

(1) Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan."
(2) During the fiscal year ended December 31,2005, Seligman Advisors received distribution and service fees in respect of Class B, Class C, Class D shares and Class R shares pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.


With respect to the fees described in the two preceding paragraphs, no fees shall be payable on any assets invested in either Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in the Fund.


Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s):
(i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or
(iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.


Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.


The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                        Calculation of Performance Data


The Funds may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


Performance Calculations


Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class's maximum initial sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.


Historical Investment Results

Class A


The average annual total returns for Class A shares of the Large-Cap Value Fund for the one- and five-year periods ended December 31, 2005 and for the period April 25, 1997 (commencement of offering of Class A shares) through
December 31, 2005 were 4.84%, 0.60% and 7.45%, respectively. The average annual total returns for Class A shares of the Smaller-Cap Value Fund for the one- and five-year periods ended December 31, 2005 and for the period April 25, 1997 (commencement of offering of Class A shares) through December 31, 2005 were (7.70)%, 9.72% and 9.78%, respectively. These returns were computed by subtracting the maximum initial sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class A shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund for the period from April 25, 1997 (commencement of offering of Class A shares) through December 31, 2005 were 86.66% and 124.91%, respectively. Thus, a $1,000 investment in Class A shares of the Large-Cap Value Fund made on April 25, 1997 had a value of $1,867 on December 31, 2005; and a $1,000 investment in Class A shares of the Smaller-Cap Value Fund made on April 25, 1997 had a value on December 31, 2005 of $2,249.


Class B


The average annual total returns for Class B shares of the Large-Cap Value Fund for the one- and five-year periods ended December 31, 2005 and for the period April 25, 1997 (commencement of offering of Class B shares) through
December 31, 2005 were 4.31%, 0.43% and 7.32%, respectively. The average annual total returns for Class B shares of the Smaller-Cap Value Fund for the one- and five-year periods ended December 31, 2005 and for the period April 25, 1997 (commencement of offering of Class B shares) through December 31, 2005 were (8.51)%, 9.67% and 9.68%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Fund's Class B shares, if any, were reinvested over the relevant time periods. Return from inception reflects automatic conversion to Class A shares approximately eight years after inception date. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the applicable CDSC. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class B shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund for the period from April 25, 1997 (commencement of offering of Class B shares) through December 31, 2005 were 84.70% and 123.16%, respectively. Thus, a $1,000 investment in Class B shares of the Large-Cap Value Fund made on April 25, 1997 had a value on December 31, 2005 of $1,847; and a $1,000 investment in Class B shares of the Smaller-Cap Value Fund made on April 25, 1997 had a value on December 31, 2005 of $2,232.


Class C


The average annual total returns for Class C shares of the Large-Cap Value Fund for the one- and five-year periods ended December 31, 2005 and for the period from May 27, 1999 (commencement of offering of Class C shares) through December 31, 2005 were 7.17%, 0.60% and 2.84%, respectively. The average annual total returns for Class C shares of the Smaller-Cap Value Fund for the one- and five-year periods ended December 31, 2005 and for the period from May 27, 1999 (commencement of offering of Class C shares) through December 31, 2005 were (5.66)%, 9.73% and 10.45%, respectively. These returns were computed by subtracting the maximum initial sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for on Class C shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund for the period from May 27, 1999 (commencement of offering of Class C shares) through December 31, 2005 were 21.60% and 94.63%, respectively. Thus, a $1,000 investment in Class C shares of the Large-Cap Value Fund made on May 27, 1999 had a value on December 31, 2005 of $1,216; and a $1,000 investment in Class C shares of the Smaller-Cap Value Fund made on May 27, 1999 had a value on December 31, 2005 of $1,946.


Class D


The average annual total returns for Class D shares of the Large-Cap Value Fund for the one- and five-year periods ended December 31, 2005 and for the period April 25, 1997 (commencement of offering of Class D shares) through
December 31, 2005 were 8.32%, 0.82% and 7.23%, respectively. The average annual total returns for Class D shares of the Smaller-Cap Value Fund for the one-year and five-year periods ended December 31, 2005 and for the period April 25, 1997 (commencement of offering of Class D shares) through December 31, 2005 were (4.78) %, 9.94% and 9.59%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class D shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund for the period from April 25, 1997 (commencement of offering of Class D shares) through December 31, 2005 were 83.41% and 121.65%, respectively. Thus, a $1,000 investment in Class D shares of the Large-Cap Value Fund made on April 25, 1997 had a value on December 31, 2005 of $1,834; and a $1,000 investment in Class D shares of the Smaller-Cap Value Fund made on April 25, 1997 had a value on December 31, 2005 of $2,217.


Class I


The average annual total returns for the Class I shares of the Large-Cap Value Fund for the one-year period ended December 31, 2005 and for the period November 30, 2001 (commencement of the offering of Class I shares) through December 31, 2005 were 10.78% and 5.43%, respectively. The average annual total returns for the Class I shares of the Smaller-Cap Value Fund for the one-year period ended December 31, 2005 and for the period November 30, 2001 (commencement of the offering of Class I shares) through December 31, 2005 were (2.56)% and 11.70%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Fund's Class I shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class I shares of the Large-Cap Value Fund and Smaller-Cap Value Fund for the period November 30, 2001 (commencement of offering of Class I shares) through December 31, 2005 were 24.11% and 57.21%, respectively. Thus, a $1,000 investment in Class I shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund made on November 30, 2001 had a value on December 31, 2005 of $1,241 and $1,572, respectively.


Class R


The average annual total returns for the Class R shares of the Large-Cap Value Fund for the one-year period ended December 31, 2005 and for the period
April 30, 2003 (commencement of the offering of Class R shares) through December 31, 2005 were 8.81% and 20.87%, respectively. The average annual total returns for the Class R shares of the Smaller-Cap Value Fund for the one-year period ended December 31, 2005 and for the period April 30, 2003 (commencement of the offering of Class R shares) through December 31, 2005 were (4.33)% and 19.70%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Fund's Class R shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period from inception, the entire amount was redeemed. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class R shares of the Large-Cap Value Fund and Smaller-Cap Value Fund for the period April 30, 2003 (commencement of offering of Class R shares) through December 31, 2005 were 66.01% and 61.73%, respectively. Thus, a $1,000 investment in Class R shares of the Large-Cap Value Fund and the Smaller-Cap Value Fund made on April 30, 2003 had a value on December 31, 2005 of $1,660 and $1,617, respectively.

The cumulative total returns for each Class of shares of the Funds shown above are calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A and Class C shares; determining total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D, Class I and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

                             Financial Statements


Each Fund's Annual Report to shareholders for the year ended December 31, 2005 contains a portfolio of investments as of December 31, 2005, as well as certain other financial information as of this date. The financial statements and notes included in each Fund's Annual Report, which include the Reports of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Reports will be furnished without charge to investors who request copies of this SAI.


                              General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Series. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for each Fund of the Series.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Series. Their address is Two World Financial Center, New York, New York 10281.

                                  APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S")
DEBT SECURITIES


Aaa: Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated "A" present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated "B" demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating category from "Aa" through "Caa". The modifier "1" indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


COMMERCIAL PAPER


Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated "Prime-1" have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated "Prime-3" have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated "Not Prime" do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES ("S&P")
DEBT SECURITIES


The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circum-stances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "B" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated "N.R." is not rated.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

PART C. OTHER INFORMATION

Item 23. Exhibits.

   All Exhibits listed below have been previously filed and are incorporated herein by reference, except those Exhibits marked with an asterisk (*), which are filed herewith.


(a)    Articles Supplementary in respect of Seligman Smaller-Cap Value Fund filed December 17,
       2004, effective January 1, 2005. (Incorporated by reference to Registrant's Post-Effective
       Amendment No. 16 filed on April 29, 2005.)

(a)(1) Articles Supplementary. (Incorporated by reference to Registrant's Post-Effective Amendment
       No. 14 filed on April 30, 2003.)

(a)(2) Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant's
       Post-Effective Amendment No. 11 filed on November 30, 2001.)

(a)(3) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-
       Effective Amendment No. 7 filed on May 28, 1999.)

(a)(4) Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Initial
       Registration Statement filed on January 29, 1997.)

(b)    *Amended and Restated By-laws of Registrant.

(c)    Specimen Stock Certificate.

(d)    Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated.
       (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17,
       1997.)

(e)    Form of Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by
       reference to Post-Effective Amendment No. 3 to the Registration Statement of Seligman
       Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2003.)

(e)(1) Form of Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective
       Amendment No. 4 to the Registration Statement of Seligman Investment Grade Fixed Income
       Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(e)(2) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman
       Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(3) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by
       reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(e)(4) Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to
       Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(f)    Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by
       reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Value Fund Series, Inc. (Incorporated by
       reference to Registrant's Post-Effective Amendment No. 4 filed on April 30, 1998.)

(g)    Form of Custody and Investment Accounting Agreement between Registrant and Investors
       Fiduciary Trust Company. (Incorporated by reference to Registrant's Pre-Effective Amendment
       No. 2 filed on April 17, 1997.)

(h)    Not applicable.

(i)    Opinion and Consent in respect of Class R shares. (Incorporated by reference to Post-Effective Amendment No. 5 to the
       Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29,
       2003.)

(i)(1) Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant's Post-Effective
       Amendment No. 11 filed on November 30, 2001.)

(i)(2) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective
       Amendment No. 7 filed on May 28, 1999.)

(i)(3) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on
       April 17, 1997.)

(j)    *Consent of Independent Registered Public Accounting Firm.

(k)    Not applicable.

(l)    Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and
       Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 14 filed on April 30,
       2003.)

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman
       Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on November 30, 2001.)

(l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant and
       Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on May 28,
       1999.)

(l)(3) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A shares between Registrant and Seligman
       Advisors, Inc. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(m)    Form of Amended Administration, Shareholder Services and Distribution Plan of each of Registrant's Seligman Large-
       Cap Value Fund and Seligman Smaller-Cap Value Fund. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April
       29, 2003.)

(m)(1) Form of Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc.
       and Dealers. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman
       Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(m)(2) Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by
       reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real
       Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(3) Form of Selected Dealer Agreement between Merrill Lynch and Seligman Advisors, Inc. (Incorporated by reference to
       Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund
       Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4) Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by
       reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real
       Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(5) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund
       Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman
       Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1
       to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9,
       2003.)

(m)(7) Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to
       Exhibit (m)(8) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series,
       Inc. (File No. 811-3828) filed on January 29, 2005.)

(m)(8) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman
       Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement
       of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(9) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by
       reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real
       Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(n)    Plan of Multiple Class of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman
       Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(p)    Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates.
       (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman
       Municipal Fund Series, Inc. (File No. 811-3828) filed on January 29, 2005.)



(Other Exhibits) (a) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment
                 No. 9 filed on April 27, 2001.)

                 (b) Powers of Attorney. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on
                 April 17, 1997.)



Item 24. Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation
         filed as Exhibit 23(a)(2) of the Registrant's Registration Statement on Form N-1A, filed on January 29, 1997 and
         Article X of Registrant's Amended and Restated By-laws filed herewith.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the
         Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a
         Delaware corporation ("Seligman"), is the Registrant's investment adviser and is an investment adviser registered under the Investment Advisors Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Item 26 of Post-
         Effective Amendment No. 43 to the Registration Statement of Seligman Municipal Fund Series,
         Inc. (File No. 811-3828) filed on January 30, 2006.

Item 27. Principal Underwriters.

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc.,
         Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc.,
         Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc.,
         Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman
         Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc.,
         Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey
         Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc.,
         Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Time Horizon/Harvester Series, Inc.

     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                            Seligman Advisors, Inc.
                             As of March 31, 2006

      (1)                                               (2)                                     (3)
Name and Principal                             Positions and Offices                   Positions and Offices
Business Address*                                with Underwriter                         with Registrant
------------------                     -------------------------------------  ---------------------------------------
William C. Morris*                     Chairman of the Board and Director     Chairman of the Board
Brian T. Zino*                         Director                               President, Director and Chief Executive
                                                                              Officer
David F. Stein*                        Director                               None
Rodney G.D. Smith*                     Director                               None
Charles W. Kadlec*                     Managing Director and President        None
Richard M. Potocki*                    Managing Director, Director of Sales   None
Jonathan G. Evans*                     Managing Director, Sales               None
Bruce M. Tuckey*                       Managing Director, Sales               None
Andrew S. Veasy*                       Managing Director, Sales               None
Thomas G. Rose*                        Senior Vice President, Finance         Vice President
James R. Besher*                       Senior Vice President, Regional        None
                                       Sales Director
Gerald I. Cetrulo, III*                Senior Vice President, Sales           None
Arthur A. Condron*                     Senior Vice President, Director        None
                                       of Wealth Management
Jeffrey S. Dean*                       Senior Vice President, Director of     None
                                       Operations and Business Planning
Kenneth J. Dougherty*                  Senior Vice President, Sales           None
T. Wayne Knowles*                      Senior Vice President, Divisional      None
                                       Sales Director
Michelle L. McCann-Rappa*              Senior Vice President, Director of     None
                                       Marketing

                            Seligman Advisors, Inc.
                             As of March 31, 2006

      (1)                                               (2)                            (3)
Name and Principal                             Positions and Offices          Positions and Offices
Business Address                                 with Underwriter                with Registrant
------------------                     -------------------------------------  ---------------------
Ronald W. Pond*                        Senior Vice President, Divisional       None
                                       Sales Director
Thomas P. Parnell*                     Senior Vice President, Sales
J. Jeffery Rold*                       Senior Vice President, Divisional       None
                                       Sales Director
Jeffery C. Pleet*                      Senior Vice President, Regional         None
                                       Retirement Plans Manager
Judith L. Lyon*                        Senior Vice President, Sales            None
Joseph J. Williams, Jr.*               Senior Vice President, Sales            None
John H. Pierucki*                      Senior Vice President, Regional Sales   None
Marcie L. Blanco*                      Vice President, Retirement Plans        None
                                       Manager
Matthew K. Scott*                      Vice President, Retirement Plans        None
                                       Manager
Daniel R. Molloy*                      Vice President, Retirement Plans        None
                                       Manager
Michael J. Ferry*                      Vice President, Regional Retirement     None
                                       Plans Manager
Emily H. Calcagno*                     Vice President, National Accounts       None
Nicole C. Grogan*                      Vice President, Manager, Sales          None
                                       Administration and Planning Managed
                                       Money
Peter J. Campagna*                     Vice President, Portfolio Advisory,     None
                                       Managed Money
Dina L. Cutrone*                       Vice President, Retirement Marketing    None
Helen Delman*                          Vice President, Product Manager         None
Matthew Witschel*                      Vice President, Manager of Internal     None
                                       Sales
Steven J. Ralff*                       Vice President, Product Manager         None
Paula A. Smith*                        Senior Vice President, Director of      None
                                       Retirement
John T. Szwed*                         Vice President, Product Manager         None
Gary A. Terpening*                     Vice President, Director of Business    None
                                       Development
William DeSanto*                       Senior Vice President, Director of      None
                                       Product Management
Sean C. Hausman*                       Vice President, Regional Sales          None
Brian P. Karavlan*                     Vice President, Regional Sales          None
Brian C. Kelleher*                     Vice President, Regional Sales          None
Michael Loftus*                        Vice President, Regional Sales          None
John Kielmeyer*                        Vice President, Regional Sales          None
Jennifer Danzi*                        Vice President, Regional Sales          None
Frank J. Nasta*                        Director and Corporate Secretary        Secretary
Paul B. Goucher*                       Assistant Corporate Secretary           None
Jennifer G. Muzzey*                    Assistant Corporate Secretary           None
Albert A. Pisano*                      Senior Vice President, Chief            None
                                       Compliance
                                       Officer
Katherine J. Shetler*                  Vice President and Treasurer            None
Julie S. Rosenberg*                    Assistant Treasurer                     None
Lawrence P. Vogel*                     Assistant Treasurer                     Vice President and
                                                                               Treasurer
Richard C. Dluzniewski*                Assistant Treasurer                     None

                            Seligman Advisors, Inc.
                             As of March 31, 2006

      (1)                                               (2)                            (3)
Name and Principal                             Positions and Offices          Positions and Offices
Business Address                                 with Underwriter                with Registrant
------------------                     -------------------------------------  ---------------------
Jennie Haluska*                        Assistant Treasurer                            None
Sandra Floris*                         Assistant Vice President, Order Desk           None
Keith R. Landry*                       Vice President, Manager, Order Desk            None
Karen Billias*                         Vice President, Retirement                     None
                                       Consultant, Desk Manager
Seth J. Barron*                        Assistant Vice President, Wealth               None
                                       Management Services
Lisa M. MacDonald*                     Assistant Vice President, Sales                None
                                       Administration and Planning
Oscar Lagos*                           Assistant Vice President, Operations           None

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c) Not Applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by
         Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City,
         Missouri 64105, custodian of the Registrant's cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the
         Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as shareholder service agent, maintains shareholder records for the Registrant.

Item 29. Management Services. Not Applicable.

Item 30. Undertakings. Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 17 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of April, 2006.

                                              SELIGMAN VALUE FUND SERIES, INC.

                                              By: /s/ Brian T. Zino
                                                  -----------------------------
                                                  Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 has been signed below by the following persons in the capacities indicated on April 28, 2006.

Signature                                                                      Title
---------                                            ----------------------------------------------------------
/s/ Brian T. Zino                                    Director, President and Chief Executive Officer (Principal
--------------------------------------------         Executive Officer)
Brian T. Zino

/s/ William C. Morris                                Chairman of the Board and Director
--------------------------------------------
William C. Morris

/s/ Lawrence P. Vogel                                Treasurer (Principal Financial and Accounting Officer)
--------------------------------------------
Lawrence P. Vogel

John R. Galvin, Director                   )
Alice S. Ilchman, Director                 )
Frank A. McPherson, Director               )
Betsy S. Michel, Director                  )         /s/ Brian T. Zino
                                                     ---------------------------------------------
Leroy C. Richie, Director                  )         Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director                 )
James N. Whitson, Director                 )

                       SELIGMAN VALUE FUND SERIES, INC.
                    Post-Effective Amendment No. 17 to the
                      Registration Statement on Form N-1A

                                 EXHIBIT INDEX

  Form N-1A Item No. Description
  ------------------ --------------------------------------------------------
      Item 23(b)     Amended and Restated By-laws of the Registrant.

      Item 23(j)     Consent of Independent Registered Public Accounting Firm